1933 Act Registration No. 333-173983

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

[ X ] PRE-EFFECTIVE AMENDMENT NO. 2

[  ] POST-EFFECTIVE AMENDMENT NO. ___

Name of Registrant:

CALVERT SOCIAL INVESTMENT FUND

(Calvert Equity Portfolio)

Address of Principal Executive Offices:

4550 Montgomery Avenue, Suite 1000N

Bethesda, MD 20814

Registrant's Telephone Number:

800-368-2745

Name and Address of Agent for Service:

William M. Tartikoff, Esq.

Calvert Group, Ltd.

4550 Montgomery Ave. Suite 1000N

Bethesda, MD 20814

Approximate Date of Proposed Public Offering:
Date of Reorganization

September 16, 2011

No filing fee is due for Registrant because of reliance on Section 24(f) of the Investment Company Act of 1940.

CALVERT IMPACT FUND, INC.

Calvert Large Cap Growth Fund

4550 Montgomery Avenue, Suite 1000N

Bethesda, MD 20814

1-800-368-2745

June 22, 2011

Dear Investor:

I am writing to inform you of the upcoming special meeting of shareholders of Calvert Large Cap Growth Fund, a series of Calvert Impact Fund, Inc., on August 26, 2011, in connection with the proposed reorganization of the Fund into Calvert Equity Portfolio, a series of Calvert Social Investment Fund, and to request that you take a few minutes to read the enclosed material and to mail back the proxy voting card.

You are being asked to vote on a proposal to exchange the assets of Calvert Large Cap Growth Fund for shares of equal value of the corresponding class of Calvert Equity Portfolio. If the reorganization is approved by shareholders, you will become a shareholder of Calvert Equity Portfolio. Details of the proposed reorganization, the voting process and the special meeting are set forth in the enclosed Prospectus/Proxy Statement. The Board of Directors of Calvert Impact Fund, Inc., including myself, believes this reorganization offers you the opportunity to pursue your goals in a larger fund with a stronger performance history. The Directors have approved the reorganization and believe the reorganization is in the best interests of Calvert Large Cap Growth Fund and you, as a shareholder. The Directors recommend that you vote FOR this proposal.

Regardless of the number of shares you own, it is important that you take the time to read the enclosed material, and complete and mail your proxy voting card as soon as you can, whether or not you plan to attend the special meeting. PLEASE COMPLETE, DATE, SIGN AND RETURN YOUR PROXY VOTING CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE so that you will be represented at the meeting. All properly executed proxy voting cards must be received by 10:00 a.m., Eastern Time, on August 26, 2011. If shareholders do not return their proxies, the Fund may have to incur the expense of additional solicitations. All shareholders benefit from the speedy return of proxies.

I appreciate the time you will take to review this important matter. If we may be of any assistance, please call us at 800-368-2745.

Sincerely,

Barbara J. Krumsiek
President

CALVERT IMPACT FUND, INC.

Calvert Large Cap Growth Fund

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To be held on August 26, 2011

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of Calvert Large Cap Growth Fund, a series of Calvert Impact Fund, Inc., a Maryland corporation, will be held in the Tenth Floor Conference Room of Calvert Group, Ltd., Air Rights North Tower, 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland at 10:00 a.m. on Friday, August 26, 2011, and any adjournments thereof (the “Special Meeting”), for the following purposes:

  To consider and act on an Agreement and Plan of Reorganization (the “Plan”), providing for the transfer of all of the assets of Calvert Large Cap Growth Fund, a series of Calvert Impact Fund, Inc., to Calvert Equity Portfolio, a series of Calvert Social Investment Fund, in exchange for shares of Calvert Equity Portfolio and the assumption by Calvert Equity Portfolio of all known liabilities of Calvert Large Cap Growth Fund. The Plan also provides for distribution of shares of Calvert Equity Portfolio to shareholders of Calvert Large Cap Growth Fund in liquidation and subsequent termination of Calvert Large Cap Growth Fund.

  To transact any other business that may properly come before the Special Meeting and any adjournments thereof.

On behalf of Calvert Large Cap Growth Fund, the Board of Directors of Calvert Impact Fund, Inc. has fixed the close of business on May 31, 2011, as the record date for the determination of shareholders of the Fund entitled to notice of and to vote at the Special Meeting and any adjournments thereof.

June 22, 2011

By Order of the Board of Directors,

William M. Tartikoff, Esq.

Vice President and Secretary

PROSPECTUS/PROXY STATEMENT

Dated June 22, 2011

Acquisition of the Assets of

CALVERT LARGE CAP GROWTH FUND

a series of Calvert Impact Fund, Inc.

By and in Exchange for Shares of

CALVERT EQUITY PORTFOLIO

a series of Calvert Social Investment Fund

INTRODUCTION

This Prospectus/Proxy Statement relates to the proposed transfer (the “Reorganization”) of all of the assets of Calvert Large Cap Growth Fund (“Calvert Large Cap Growth Fund” or the “Target Fund”) to Calvert Equity Portfolio (“Calvert Equity Portfolio” or the “Acquiring Fund”) in exchange for Class A, B, C, I and Y shares of Calvert Equity Portfolio. Calvert Large Cap Growth Fund and Calvert Equity Portfolio may also be referred to in this Prospectus/Proxy Statement individually as a “Fund” and collectively as the “Funds”.

Following the transfer, if approved by Calvert Large Cap Growth Fund’s shareholders, Calvert Equity Portfolio shares will be distributed to shareholders of Calvert Large Cap Growth Fund in liquidation of Calvert Large Cap Growth Fund, and Calvert Large Cap Growth Fund will be dissolved. As a result of the proposed transaction, each shareholder of Calvert Large Cap Growth Fund will receive that number of full and fractional shares of Calvert Equity Portfolio equal in total value on the business day immediately prior to the Reorganization to the value of the shares of the corresponding class of Calvert Large Cap Growth Fund which such shareholder then holds, and Calvert Large Cap Growth Fund will be terminated as a series of Calvert Impact Fund, Inc.

This Prospectus/Proxy Statement, which should be retained for future reference, sets forth concisely the information about Calvert Equity Portfolio that a prospective investor should know before voting on the proposed Reorganization. The transaction will occur only if Calvert Large Cap Growth Fund shareholders vote in favor of the transfer.

The approximate date on which this Prospectus/Proxy Statement, a Notice of Special Meeting of Shareholders, and Proxy Voting Card are first being mailed to shareholders is on or about July 1, 2011.

A Statement of Additional Information dated June 22, 2011, relating to this Prospectus/Proxy Statement and the proposed Reorganization (the “Reorganization SAI”) has been filed with the Securities and Exchange Commission (the “SEC”). The Reorganization SAI is incorporated by reference in its entirety into this Prospectus/Proxy Statement. (This means that such information is legally considered to be part of this Prospectus/Proxy Statement.)

The following documents relating to both Calvert Large Cap Growth Fund (SEC File No. 811-10045) and Calvert Equity Portfolio (SEC File No. 811-3334) have been filed with the SEC, and information relating to both Funds contained in each of the following documents is incorporated by reference into this Prospectus/Proxy Statement:

Calvert Large Cap Growth Fund

Class A, B, C and Y Prospectus relating to Calvert Large Cap Growth Fund dated January 31, 2011, as revised May 2, 2011
Class I Prospectus relating to Calvert Large Cap Growth Fund dated January 31, 2011, as revised May 2, 2011
Statement of Additional Information of Calvert Impact Fund, Inc. relating to Calvert Large Cap Growth Fund dated January 31, 2011, as revised May 2, 2011
Annual Report to Shareholders of Calvert Impact Fund, Inc. relating to Calvert Large Cap Growth Fund for the year ended September 30, 2010

Calvert Equity Portfolio

Class A, B, C and Y Prospectus relating to Calvert Equity Portfolio dated January 31, 2011
Class I Prospectus relating to Calvert Equity Portfolio dated January 31, 2011
Statement of Additional Information of Calvert Social Investment Fund relating to Calvert Equity Portfolio dated January 31, 2011
Annual Report to Shareholders of Calvert Social Investment Fund relating to Calvert Equity Portfolio for the year ended September 30, 2010

Copies of any of the above documents, as well as copies of the Reorganization SAI, may be obtained upon request and without charge by writing the Funds at 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, or by calling 800-368-2745 toll-free.

Copies of any of these documents may also be obtained without charge on the EDGAR database on the SEC’s internet site at http://www.sec.gov. Copies are available for a fee by electronic request at the following e-mail address: publicinfo@sec.gov, or from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549.

These securities have not been approved or disapproved by the SEC or any state securities commission, nor has the SEC or any state securities commission passed on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

The shares offered by this Prospectus/Proxy Statement are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in each Fund involves investment risk, including possible loss of the purchase payment of your original investment.

TABLE OF CONTENTS

Synopsis	4
Investment Objective and Strategies	6
Risk Factors	8
Purchases, Exchanges, Redemptions and Distributions	9
Expense Comparison	10
Investment Advisor and Portfolio Management Team	16
Performance Comparison	17
Reasons for the Reorganization	21
Information about the Reorganization	23
Comparative Information on Shareholder Rights	29
General Information about the Funds	31
Financial Statements and Experts	31
Voting Information	31
Shareholder Proposals	36
Other Business	36
Adjournment	36
Exhibit A - Agreement and Plan of Reorganization	38

SYNOPSIS

This section summarizes the primary features and consequences of the Reorganization. It may not contain all of the information that is important to you. To understand the Reorganization, you should read this entire Prospectus/Proxy Statement and Exhibit A.

This Synopsis is qualified in its entirety by reference to the information contained elsewhere in this Prospectus/Proxy Statement, the Prospectuses and Statements of Additional Information relating to the Funds, and the Agreement and Plan of Reorganization (the “Plan”), which is attached to this Prospectus/Proxy Statement as EXHIBIT A.

The Proposed Transaction. The Board of Directors (the “Directors”) of Calvert Impact Fund, Inc. has authorized Calvert Large Cap Growth Fund to enter into the Plan, providing for the following:

  The transfer of all the assets of Calvert Large Cap Growth Fund to Calvert Equity Portfolio in exchange for shares of the corresponding class of Calvert Equity Portfolio and the assumption by Calvert Equity Portfolio of all known liabilities of Calvert Large Cap Growth Fund.

  Following the transfer, Calvert Equity Portfolio shares will be distributed to the shareholders of Calvert Large Cap Growth Fund in liquidation of Calvert Large Cap Growth Fund, and Calvert Large Cap Growth Fund will be dissolved.

  As a result of the proposed transaction, each shareholder of Calvert Large Cap Growth Fund will receive that number of full and fractional shares of Calvert Equity Portfolio with a total value on the business day immediately preceding the Reorganization equal to the value of the shares of the corresponding class of Calvert Large Cap Growth Fund that such shareholder then holds.

The material terms of the Plan are described in more detail in “Information about the Reorganization” below.

Reasons for the Reorganization. The Directors believe that the proposed Reorganization would be in the best interest of the shareholders of Calvert Large Cap Growth Fund. In reaching this decision, the Directors considered the terms and conditions of the Reorganization, along with the following, among other factors:

  The fact that Calvert Large Cap Growth Fund shareholders will remain invested in an open-end fund with a larger level of assets, and an opportunity for improved performance based on the existing track records of the Funds;

  The compatibility of the investment objective, investment policy and risks of Calvert Equity Portfolio with those of Calvert Large Cap Growth Fund, recognizing that both Funds are in the Large Cap Growth Morningstar category.

  The fact that both Funds are managed by the same investment advisor, although both were previously managed by different investment subadvisors;

  The likelihood that Calvert Large Cap Growth Fund shareholders, as part of a larger fund, will benefit from a lower expense ratio and reduced overall operating expenses per share as a result of lower management fees for Calvert Equity Portfolio, and certain economies of scale expected after the Reorganization;

  The fact that shareholders of Calvert Large Cap Growth Fund will not experience any dilution in the value of their investment as a result of the Reorganization; and

  The tax-free nature of the exchanges contemplated by the Reorganization for federal income tax purposes.

The Board of Trustees of Calvert Social Investment Fund has also approved the proposed Reorganization on behalf of Calvert Equity Portfolio. The Trustees considered, among other things, the terms and conditions of the Reorganization, the opportunity to add assets to Calvert Equity Portfolio, and the fact that the Reorganization is expected to be tax-free for federal income tax purposes. The Trustees also determined that the interests of the shareholders of Calvert Equity Portfolio would not be diluted as a result of the transactions contemplated by the Reorganization, and concluded that the proposed Reorganization would be in the best interests of the shareholders of Calvert Equity Portfolio. The votes of the shareholders of Calvert Equity Portfolio are not being solicited by this Prospectus/Proxy Statement because their approval or consent is not necessary for the Reorganization.

For the reasons described in this Prospectus/Proxy Statement and subject to the approval of Calvert Large Cap Growth Fund’s shareholders, the Directors, including the Directors who are not “interested persons” within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”), have concluded that the Reorganization of Calvert Large Cap Growth Fund into Calvert Equity Portfolio would be in the best interest of the shareholders of Calvert Large Cap Growth Fund, and recommend shareholder approval. If approved by the shareholders of Calvert Large Cap Growth Fund, the Reorganization is expected to be completed on or about September 16, 2011.

Overview of the Funds subject to the Reorganization.  Calvert Large Cap Growth Fund is a series of Calvert Impact Fund, Inc., an open-end management investment company organized as Maryland corporation, and registered under the 1940 Act. Calvert Equity Portfolio is a series of Calvert Social Investment Fund, an open-end management investment company organized as a Massachusetts business trust, and registered under the 1940 Act. Both Funds are diversified.

Calvert Investment Management Company, Inc. (“Calvert” or the “Advisor”) serves as the investment advisor for both Funds.

As of May 31, 2011, the net assets of Calvert Large Cap Growth Fund were $656.8 million, and the net assets of Calvert Equity Portfolio were $1.8 billion.

Tax Consequences. Pursuant to the Plan, as a condition to closing of the Reorganization, Calvert Large Cap Growth Fund has received an opinion and consent of counsel that, while the matter is not entirely free from doubt, for federal income tax purposes no gain or loss will be recognized by it or its shareholders as a result of the Reorganization; the tax basis of Calvert Equity Portfolio shares received by a shareholder will be the same as the tax basis of the shareholder’s shares of Calvert Large Cap Growth Fund; and the tax basis of Calvert Large Cap Growth Fund’s assets in the hands of Calvert Equity Portfolio as a result of the Reorganization will be the same as the tax basis of such assets in the hands of Calvert Large Cap Growth Fund prior to the Reorganization. See “Information about the Reorganization” below.

Purchase, Exchange and Redemption Procedures, and Dividend Policy. The Funds have identical procedures for purchasing, exchanging and redeeming shares, and for receiving distributions. Both Funds offer five classes of shares: Class A, B, C, I and Y. The comparable classes of each Fund have the same sales charges. As indicated below, you will not pay a sales charge in connection with the Reorganization. See “Purchase, Exchange and Redemption Procedures, and Dividend Policies” below.

INVESTMENT OBJECTIVE AND STRATEGIES

Investment Objective. Both Funds have similar investment objectives, seeking growth of capital, with a focus on capital appreciation. The following sets forth the specific investment objective of each Fund:

Calvert Large Cap Growth Fund (Target Fund)

The Fund seeks to exceed the stock market total return (primarily through capital appreciation) at a level of total risk roughly equal to that of the stock market over longer periods of time (three years or more) through holdings that meet the Fund’s investment criteria, including financial, sustainability and social responsibility factors. The Standard & Poor’s (“S&P”) 500 Index with dividends reinvested serves as a proxy for “stock market” in this objective.

Calvert Equity Portfolio (Acquiring Fund)

The Fund seeks growth of capital through investment in stocks of issuers in industries believed to offer opportunities for potential capital appreciation and which meet the Fund’s investment criteria, including financial, sustainability and social responsibility factors.

Principal Investment Strategies. The Funds’ principal investment strategies are similar because each Fund focuses on investments in domestic equity securities, yet each may invest up to 25% of net assets in foreign stocks. Although both Funds investprincipally in large-cap companies, Calvert Equity Portfolio also may invest in mid-cap stocks.

The following sets forth the principal investment strategies of each Fund:

Calvert Large Cap Growth Fund (Target Fund)

The Fund invests in a diversified portfolio of U.S. common stocks of companies that meet the Fund’s investment criteria, including financial, sustainability and social responsibility factors. The Fund will normally invest at least 80% of its net assets, including borrowings for investment purposes, in large-cap companies.

The Fund will provide shareholders with at least 60 days’ notice before changing this 80% policy. The Fund defines large-cap companies as those whose market capitalization falls within the range of the S&P 500 Index ($1.6 billion to $369 billion as of December 31, 2010). The S&P 500 Index is reconstituted from time to time. The Fund normally seeks to have a weighted average market capitalization of at least $10 billion.

The Fund may also invest up to 25% of its net assets in foreign securities.

Calvert Equity Portfolio (Acquiring Fund)

The Fund normally invests at least 80% of its net assets, including borrowings for investment purposes, in equity securities (common stock). The Fund will provide shareholders with at least 60 days’ notice before changing this 80% policy. The Fund invests primarily in common stocks of U.S. large-cap companies. The Fund defines large-cap companies as those whose market capitalization falls within the range of the Standard & Poor’s (“S&P”) 500 Index ($1.6 billion to $369 billion as of December 31, 2010). The Fund normally seeks to have a weighted average market capitalization of at least $20 billion.

The Fund may also invest in mid-cap stocks and may invest up to 25% of its net assets in foreign stocks.

The Subadvisor looks for established companies with a history of steady earnings growth. The Subadvisor selects companies based on its opinion that the company has the ability to sustain growth through high profitability and that the stock is favorably priced with respect to those growth expectations.

* * *

Both Funds apply identical Sustainable and Socially responsible investment criteria.

Both Funds have adopted identical fundamental investment restrictions. Each Fund also has certain non-fundamental investment restrictions, which may be changed by the Board at any time without a shareholder vote. The non-fundamental investment restrictions of each Fund are described in each Fund’s statement of additional information.

RISK FACTORS

Both Funds invest in similar types of securities and therefore have substantially similar principal investment risks.

Shareholders could lose money on their investment in a Fund, or a Fund could underperform, because of the following risks:

Management Risk. Individual stocks in the Fund may not perform as expected, and the Fund’s portfolio management practices may not achieve the desired result.

Stock Market Risk. The stock market may fall in value, causing prices of stocks held by the Fund to fall.

Common Stock Risk. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition, on overall market and economic conditions, and on investors’ perception of a company’s well-being.

Large-Cap Company Risk. Large-cap companies may be unable to respond quickly to new competitive challenges such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Growth Company Risk. Prices of growth company securities may fall more than the overall equity markets due to changing economic, political or market conditions or disappointing growth company earnings results. Growth stocks also generally lack the dividends of some value stocks that can cushion stock prices in a falling market.

Foreign Securities Risk. Investing in foreign securities involves additional risks relating to political, social, and economic developments abroad. Other risks result from differences between regulations that apply to U.S. and foreign issuers and markets, and the potential for foreign markets to be less liquid and more volatile than U.S. markets.

Foreign Currency Risk. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates. When the U.S. dollar strengthens relative to a foreign currency, the U.S. dollar value of an investment denominated in that currency will typically fall.

Both Funds also have unique principal investment risks that do not apply to the other, as follows:

The Calvert Large Cap Growth Fund has the following additional principal investment risk:

Stock Index Futures and Options Risk. Using stock index futures and options may increase the Fund’s volatility and may involve a small cash investment relative to the magnitude of risk assumed. If changes in a derivative’s value do not correspond to changes in the value of the Fund’s other investments, the Fund may not fully benefit from or could lose money on the derivative position. Derivatives can involve risk of loss if the party who issued the derivative defaults on its obligation. Derivatives may also be less liquid and more difficult to value.

The Calvert Equity Portfolio has the following additional principal investment risk:

Mid-Cap Company Risk. Prices of mid-cap stocks can be more volatile than those of larger, more established companies.  Mid-cap companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies.

For more information concerning the risks associated with investments in the Funds, see each Fund’s Prospectuses and SAI.

PURCHASES, EXCHANGES, REDEMPTIONS AND DISTRIBUTIONS

The Funds have the same policies on purchase, exchanges, redemptions and distributions, as detailed below:

Purchases. Each Fund offers Class A, B, C, I and Y shares. Shares of each Fund are sold on a continuous basis at net asset value. All investments are in full and fractional shares.

The minimum initial investment for Class A, B and C shares of each Fund is $2,000. The minimum initial investment for Class I shares of each Fund is $1,000,000. Class Y shares are generally available only to wrap or similar fee-based programs offered by financial intermediaries that have entered into an agreement with the Funds’ distributor, to offer Class Y shares to their clients. There is a $250 minimum for additional investments. Each Fund may waive investment minimums and applicable service fees for certain investors.

Effective as of the close of business on February 26, 2010, Class B shares of both Funds were closed to new purchases.

Exchanges. Shares may only be exchanged for shares of the same class of another Calvert Fund, and the exchange must satisfy the minimum investment amount for that Calvert Fund. You may exchange shares acquired by reinvestment of dividends or distributions into another Calvert Fund at no additional charge.

No contingent deferred sales charge (“CDSC”) is imposed on exchanges of shares subject to a CDSC at the time of the exchange. The applicable CDSC is imposed at the time the shares acquired by the exchange are redeemed.

Each Fund reserves the right to terminate or modify the exchange privilege with 60 days’ written notice.

Redemptions. Shares of each Fund may be redeemed at the net asset value next determined after receipt of a redemption request, on any day the Fund is open for business (less any applicable CDSC or redemption fee). Each Fund has the right to redeem shares in assets other than cash for redemption amounts exceeding, in any 90-day period, $250,000 or 1% of the net asset value (“NAV”) of the Fund, whichever is less, by making redemptions-in-kind (distributions of a pro rata share of the portfolio securities, rather than cash).

Redemption Fee. In its effort to detect and prevent market timing, each Fund charges a 2% redemption fee on redemptions, including exchanges, within 30 days of purchase (seven days for Class I shares) into that Fund unless the shares are held through an intermediary that has been authorized by Fund management to apply its own redemption fee policy. In the event of any such authorization, shareholders should contact the intermediary through which the Fund shares are held for more information on the redemption fee policy that applies to those shares, including any applicable waivers.

For those shares to which the Fund’s redemption fee policy is applicable, the redemption fee may be waived in certain circumstances.

Dividends. Each Fund pays dividends from its net investment income on a monthly basis. Net investment income consists of interest income and dividends declared and paid on investments, less expenses. Distributions of net short-term capital gains (treated as dividends for tax purposes) and net long-term capital gains, if any, are normally paid once a year; however, the Funds do not anticipate making any such distributions unless available capital loss carryovers have been used or have expired. Dividend and distribution payments will vary between classes. Dividends and any distributions are automatically reinvested in the same Fund at net asset values (without sales charge), unless you elect to have amounts of $10 or more paid in cash (by check or by electronic funds transfer).

For more detailed information regarding the Funds’ purchase, exchange and redemption procedures, including how their shares are priced, and their dividend policies, see the Funds’ Prospectuses and Statements of Additional Information.

EXPENSE COMPARISON

The following tables allow you to compare the sales charges and expenses of each Fund, and the tables titled “Combined Fund” show what the sales charges and expenses of Calvert Equity Portfolio are estimated to be assuming the Reorganization takes place. You will not pay an initial or deferred sales charge in connection with the Reorganization.

The expense amounts set forth in the tables and the examples are based on the fiscal year of the Target Fund and of the Acquiring Fund ended September 30, 2010. The expense amounts in the table and example for the Combined Fund are based on the annualized estimated combined expenses of the Acquiring Fund and the Target Fund for the six months ended March 31, 2011.

SHAREHOLDER FEES (fees paid directly from your account)

	(Target Fund)
	Calvert Large Cap Growth Fund
	Class A	Class B	Class C	Class I	Class Y
Maximum sales charge (load) imposed on purchases (as a % of offering price)	4.75%	None	None	None	None
Maximum deferred sales charge (load) (as a % of amount purchased or redeemed, whichever is lower)[1]	None	5.00%	1.00%	None	None
Redemption fee (as a % of amount redeemed or exchanged within 30 days of purchase (7 days of purchase for Class I)	2.00%	2.00%	2.00%	2.00%	2.00%

	(Acquiring Fund)
	Calvert Equity Portfolio
	Class A	Class B	Class C	Class I	Class Y
Maximum sales charge (load) imposed on purchases (as a % of offering price)	4.75%	None	None	None	None
Maximum deferred sales charge (load) (as a % of amount purchased or redeemed, whichever is lower)[1]	None	5.00%	1.00%	None	None
Redemption fee (as a % of amount redeemed or exchanged within 30 days of purchase (7 days of purchase for Class I)	2.00%	2.00%	2.00%	2.00%	2.00%

	(Combined Fund)
	Calvert Equity Portfolio Pro Forma
	Class A	Class B	Class C	Class I	Class Y
Maximum sales charge (load) imposed on purchases (as a % of offering price)	4.75%	None	None	None	None
Maximum deferred sales charge (load) (as a % of amount purchased or redeemed, whichever is lower)[1]	None	5.00%	1.00%	None	None
Redemption fee (as a % of amount redeemed or exchanged within 30 days of purchase (7 days of purchase for Class I)	2.00%	2.00%	2.00%	2.00%	2.00%

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a % of the value of your investment)

	(Target Fund)
	Calvert Large Cap Growth Fund
	Class A	Class B	Class C	Class I	Class Y
Management Fees	0.90%	0.90%	0.90%	0.80%	0.90%
Distribution and service (12b-1) fees	0.25%	1.00%	1.00%	None	None
Other expenses	0.40%	0.56%	0.40%	0.10%	1.20%
Acquired fund fees and expenses	0.03%	0.03%	0.03%	0.03%	0.03%
Total annual fund operating expenses	1.58%	2.49%	2.33%	0.93%	2.13%
Less fee waiver and/or expense reimbursement[2]	(0.05%)	__	__	__	(0.85%)
Net expenses	1.53%	__	__	__	1.28%

1    The contingent deferred sales charge reduces over time.

2    Calvert has agreed to contractually limit direct net annual fund operating expenses for Class A, Class B, Class C, Class I and Class Y through January 31, 2012. This expense limitation does not limit the acquired fund fees and expenses paid indirectly by a shareholder. Direct net operating expenses will not exceed 1.50% for Class A, 2.50% for Class B, 2.50% for Class C, 0.90% for Class I and 1.25% for Class Y. Calvert has further agreed to contractually limit direct net operating expenses for Class Y to 3.00% through January 31, 2020. Only the Board of Directors of the Fund may terminate the Fund's expense cap before the contractual period expires. The contractual expense cap is exclusive of any performance fee adjustments.

	(Acquiring Fund)
	Calvert Equity Portfolio
	Class A	Class B	Class C	Class I	Class Y
Management Fees	0.70%	0.70%	0.70%	0.60%	0.70%
Distribution and service (12b-1) fees	0.25%	1.00%	1.00%	None	None
Other expenses	0.27%	0.43%	0.31%	0.08%	0.44%
Acquired fund fees and expenses	0.01%	0.01%	0.01%	0.01%	0.01%
Total annual fund operating expenses	1.23%	2.14%	2.02%	0.69%	1.15%
Less fee waiver and/or expense reimbursement[2]	__	__	__	__	(0.18%)
Net expenses	__	__	__	__	0.97%

1    The contingent deferred sales charge reduces over time.

2    Calvert has agreed to contractually limit direct net annual fund operating expenses for Class Y shares to 0.96% through January 31, 2012. This expense limitation does not limit the acquired fund fees and expenses paid indirectly by a shareholder. Calvert has further agreed to contractually limit direct net annual fund operating expenses for Class Y shares to 3.00% through January 31, 2020. Only the Board of Trustees of the Fund may terminate the Fund's expense cap before the contractual period expires.

	(Combined Fund)
	Calvert Equity Portfolio Pro Forma
	Class A	Class B	Class C	Class I	Class Y
Management Fees[2]	0.70%	0.70%	0.70%	0.60%	0.70%
Distribution and service (12b-1) fees	0.25%	1.00%	1.00%	None	None
Other expenses	0.24%	0.38%	0.26%	0.06%	0.17%
Acquired fund fees and expenses	0.01%	0.01%	0.01%	0.01%	0.01%
Total annual fund operating expenses	1.20%	2.09%	1.97%	0.67%	0.88%
Less fee waiver and/or expense reimbursement[3,4]	__	__	__	__	__
Net expenses	__	__	__	__	__

1          The contingent deferred sales charge reduces over time.

2        The Management Fee consists of the advisory fee (0.50%) and the administrative services fee (0.20% for Class A, B, C and Y, 0.10% for Class I).

3      Calvert has agreed to contractually limit direct net annual fund operating expenses for Class Y shares to 0.96% through January 31, 2012. This expense limitation does not limit the acquired fund fees and expenses paid indirectly by a shareholder. Calvert has further agreed to contractually limit direct net annual fund operating expenses for Class Y shares to 3.00% through January 31, 2020. Only the Board of Trustees of the Fund may terminate the Fund's expense cap before the contractual period expires.

4      The Advisor has agreed to voluntarily waive 0.05% of its investment advisory fee on assets between $2 and $3 billion and 0.075% of assets in excess of $3 billion, contingent upon a commensurate fee waiver by the Subadvisor to the Fund. The Fund’s total annual fund operating expenses do not reflect expense waiver/reimbursements. Net of current expense waiver/reimbursement and offsets, the expenses of Class A, B, C, I and Y would be 1.19%, 2.08%, 1.96%, 0.66%, and 0.87%, respectively.

Elimination of Performance Fee. A performance fee is in effect for the Sub-advisor in managing the Calvert Large Cap Growth Fund, and therefore the Sub-advisor may earn (or have its base fee reduced by) a performance adjustment. The Calvert Equity Portfolio does not have a performance fee.

Examples. These examples are intended to help you compare the cost of investing in Calvert Large Cap Growth Fund versus Calvert Equity Portfolio, assuming the Reorganization takes place. The examples assume that:

  You invest $10,000 in the Fund ($1,000,000 for Class I) for the time periods indicated;
  Your investment has a 5% return each year;
  The Fund’s operating expenses remain the same; and
  Any Calvert expense limitation is in effect for year one.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

      (Unaudited)

Number of Years Investment is Held	(Target Fund)
	Calvert Large Cap Growth Fund
	Class A	Class B		Class C		Class I	Class Y
		Sold	Held	Sold	Held
1 year	$623	$752	$252	$336	$236	$9,489	$130
3 years	$945	$1,176	$776	$727	$727	$29,642	$585
5 years	$1,290	$1,526	$1,326	$1,245	$1,245	$51,469	$1,066
10 years	$2,260	$2,602	$2,602	$2,666	$2,666	$114,300	$2,395

Number of Years Investment is Held	(Acquiring Fund)
	Calvert Equity Portfolio
	Class A	Class B		Class C		Class I	Class Y
		Sold	Held	Sold	Held
1 year	$594	$717	$217	$305	$205	$7,049	$99
3 years	$847	$1,070	$670	$634	$634	$22,071	$348
5 years	$1,119	$1,349	$1,149	$1,088	$1,088	$38,415	$616
10 years	$1,893	$2,241	$2,241	$2,348	$2,348	$85,854	$1,381

Number of Years Investment is Held	(Combined Fund)
	Calvert Equity Portfolio Pro Forma
	Class A	Class B		Class C		Class I	Class Y
		Sold	Held	Sold	Held
1 year	$591	$712	$212	$300	$200	$6,845	$90
3 years	$838	$1,055	$655	$618	$618	$21,437	$281
5 years	$1,103	$1,324	$1,124	$1,062	$1,062	$37,320	$488
10 years	$1,860	$2,193	$2,193	$2,296	$2,296	$83,451	$1,084

Capital Loss Carryforwards. Net realized capital loss carryforwards for federal income tax purposes of $89,270,429 and $218,448,578 in Calvert Large Cap Growth Fund at September 30, 2010 may be utilized to offset future capital gains until expiration in September 2017 and September 2018, respectively. Calvert Equity Portfolio’s use of net capital loss carryforwards acquired from Calvert Large Cap Growth Fund may be limited under certain tax provisions.

Net realized capital loss carryforwards for federal income tax purposes of $12,754,798 and $11,411,068 in Calvert Equity Portfolio at September 30, 2010 may be utilized to offset future capital gains until expiration in September 2017 and September 2018, respectively.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may more likely expire unused. Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Investment Advisor and Portfolio Management Team

Investment Management. Calvert Investment Management Company, Inc., 4550 Montgomery Avenue, Suite 1000N, Bethesda, MD 20814, is the investment advisor for both Funds. Calvert provides the Funds with investment supervision and management and office space, furnishes executive and other personnel to the Funds, and pays the salaries and fees of all Trustees/Directors who are affiliated persons of and employed by Calvert. It has been managing mutual funds since 1976. As of May 31, 2011, Calvert was the investment advisor for 43 mutual fund portfolios and had over $14.9 billion in assets under management.

Investment Advisory and Sub-Advisory Agreements. Under the investment advisory agreement between Calvert Social Investment Fund and the Advisor, Calvert receives an annual fee of 0.50% of the first $2 billion of the Calvert Equity Portfolio’s average daily net assets, 0.475% of the next $1 billion of such assets, and 0.45% of all assets above $3 billion.

Under the investment subadvisory agreement between Calvert and Atlanta Capital Management Company, LLC (“Atlanta Capital”), Two Midtown Plaza, Suite 1600, 1349 West Peachtree Street, Atlanta GA 30309, Atlanta Capital is the Subadvisor for Calvert Equity Portfolio and is responsible for the day-to-day management of its investment portfolio. Atlanta Capital receives a subadvisory fee, paid by Calvert, of 0.30% of the average daily net assets of the Fund. Atlanta Capital has managed the assets of Calvert Equity Portfolio since September 1998.

In conjunction with the Reorganization, the Advisor and Subadvisor have agreed to reduce their respective fees by lowering the fee rate by 0.05% at $2 billion and 0.075% at $3 billion. Further, the maximum Rule 12b-1 fee for Class A shares is being reduced from 0.35% to 0.25%.

Portfolio Managers. Information is provided below identifying each individual and/or member of the team who is employed by or associated with the Advisor and who is primarily (and jointly, as applicable) responsible for the day-to-day management of the Calvert Equity Portfolio.

Investment Subadvisor. Atlanta Capital Management Company, LLC (“Atlanta Capital”)

Portfolio Manager Name	Title	Length of Time Managing Fund
Richard B. England, CFA	Managing Director - Equities and Principal, Atlanta Capital	Since August 2006
William R. Hackney III, CFA	Managing Partner, Atlanta Capital	Since September 1998
Paul J. Marshall, CFA	Vice President and Principal, Atlanta Capital	Since March 2009

The Fund SAI provides additional information about the Portfolio Manager’s management of other accounts, compensation and ownership of securities in the Funds.

Other Management Arrangements.

Calvert Investment Distributors, Inc., a subsidiary of Calvert Investments, Inc. and an affiliate of the Advisor, serves as the principal underwriter and distributor for the Funds.

Calvert Investment Shareholder Services, Inc., a subsidiary of Calvert Investments, Inc. and an affiliate of the Advisor, is the shareholder servicing agent for the Funds.

Calvert Investment Administrative Services, Inc., a subsidiary of Calvert Investments, Inc. and an affiliate of the Advisor, is the administrator for the Funds.

Boston Financial Data Services, Inc., a subsidiary of State Street Bank & Trust Company, N.A., is the transfer agent and dividend disbursing agent for the Funds.

PERFORMANCE COMPARISON

The following bar chart and table show each Fund’s annual returns and its long-term performance, which give some indication of the risks of investing in each Fund. The bar chart shows how the performance of the Class A shares of each Fund has varied from year to year. The table compares each Fund’s performance over time with that of an index and an average.

Each Fund’s past performance (before and after taxes) does not necessarily indicate how a Fund will perform in the future. For updated performance information, visit www.calvert.com.

Performance results for Class Y shares prior to 10/31/08 (the Class Y shares’ inception date) reflect the performance of Class A shares at net asset value. Actual Class Y share performance would have been higher than Class A share performance because Class Y, unlike Class A, has no Rule 12b-1 fees.

The return for each of the Fund’s other Classes of shares will differ from the Class A returns shown in the bar chart, depending upon the expenses of that Class. The bar chart does not reflect any sales charge that you may be required to pay upon purchase or redemption of the Fund’s shares. Any sales charge will reduce your return.

(Target Fund)

Calvert Large Cap Growth Fund

Calendar Year Total Returns for Class A at NAV

         Quarter Ended                       Total Return

Best Quarter (of periods shown)                       9/30/2009                                15.63%

Worst Quarter (of periods shown)                    12/31/2008                             -25.29%

(Acquiring Fund)

Calvert Equity Portfolio

Calendar Year Total Returns for Class A at NAV

        Quarter Ended             Total Return

Best Quarter (of periods shown)                                   06/30/2009                  17.97%

Worst Quarter (of periods shown)                                12/31/2008                 -24.39%

The average total return table shows the Fund’s returns with the maximum sales charge deducted, and no sales charge has been applied to the indices used for comparison in the table.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares. After-tax returns are shown only for Class A shares; after-tax returns for other Classes will vary.

AVERAGE ANNUAL TOTAL RETURNS

(as of 12•31•10)(with maximum sales charge deducted)

(Target Fund)				(Acquiring Fund)
Calvert Large Cap Growth Fund				Calvert Equity Portfolio
	1 Year	5 Years	10 Years		1 Year	5 Years	10 Years
Class A				Class A
Return before taxes	6.22%	-2.04%	0.26%	Return before taxes	11.67%	3.07%	3.08%
Return after taxes on distributions	6.22%	-2.08%	0.24%	Return after taxes on distributions	11.67%	2.51%	2.71%
Return after taxes on distributions and sale of Fund shares	4.04%	-1.72%	0.22%	Return after taxes on distributions and sale of Portfolio shares	7.59%	2.54%	2.59%
Class B	5.44%	-2.16%	-0.19%	Class B	11.18%	3.00%	2.67%
Class C	9.64%	-1.85%	-0.12%	Class C	15.34%	3.27%	2.75%
Class I	12.20%	-0.50%	1.39%	Class I	17.86%	4.65%	4.13%
Class Y	11.76%	-0.97%	0.81%	Class Y	17.57%	4.22%	3.65%
S&P 500 Index	15.06%	2.29%	1.41%	S&P 500 Index	15.06%	2.29%	1.41%
Lipper Large-Cap Growth Funds Avg.	14.80%	2.48%	-0.23%	Lipper Large-Cap Growth Funds Avg.	14.80%	2.48%	-0.23%

(Index reflects no deduction for fees, expenses or taxes. Lipper Average reflects no deduction for taxes.)

Important information about Calvert Equity Portfolio is also contained in management’s discussion of Calvert Equity Portfolio’s performance, which appears in the most recent Annual Report of Calvert Impact Fund, Inc. relating to Calvert Equity Portfolio.

REASONS FOR THE REORGANIZATION

The Directors of Calvert Impact Fund, Inc., including the Independent Directors, believe that the proposed reorganization is in the best interest of the shareholders of Calvert Large Cap Growth Fund. At a meeting of the Directors held on May 2, 2011, the Directors considered management’s recommendation to merge Calvert Large Cap Growth Fund into Calvert Equity Portfolio, along with information regarding each Fund and the Reorganization provided by management. The Directors considered Calvert’s discussion of the challenges to the continuing viability of Calvert Large Cap Growth Fund, such as the steady decline in Fund assets and net flows from their peak in 2007 due to both market depreciation and net redemptions.

The Directors also considered potential benefits to the shareholders of Calvert Large Cap Growth Fund from the Reorganization, including the opportunity for improved performance due to Calvert Equity Portfolio’s superior performance to that of Calvert Large Cap Growth Fund over the 1-year, 3-year, 5-year, 10- year and since-inception time periods through December 31, 2010. The Directors also took into account that the lower management fees and expense ratio for Calvert Equity Portfolio prior to the Reorganization would be implemented for Calvert Large Cap Growth Fund following the Reorganization.

In addition, the Directors considered a number of additional factors, including, but not limited to the following:

  In recent years, Calvert Large Cap Growth Fund has not sustained a favorable performance record, thereby diminishing prospects for growth through new sales;

  The fact that with respect to performance, Calvert Large Cap Growth Fund has lagged both its passive and active benchmarks for the year-to-date, 1-year, 3-year, 5-year, 10-year and since inception periods as of January 31, 2011;

  Calvert Large Cap Growth Fund assets have shown a steady decline since 2007, when assets were at $1.78 billion, to $673 million as of April 30, 2011;

•        Both Funds are in the Large Cap Growth Morningstar category, have similar investment objectives, and share the same passive benchmark, Standard & Poor’s (“S&P”) 500 Index;

•        Calvert Equity Portfolio has demonstrated a strong investment profile since its inception in August 1987 and has outperformed Calvert Large Cap Growth Fund for all periods since inception. Calvert Equity Portfolio Class A shares  have beaten the passive benchmark (S&P 500 Index) since inception and the active benchmark (Lipper Large Cap Growth Index) for all periods through December 31, 2010;

•        Management fees and the expense ratio for Calvert Equity Portfolio, both before and after expense limitations, are lower than those for Calvert Large Cap Growth       Fund. In addition, the Advisor has negotiated a fee concession from the Subadvisor to Calvert Equity Portfolio, which would be passed on to shareholders, and should result in further reduction of Calvert Equity Portfolio’s expense ratio;

     Both Funds apply the same Signature SRI criteria and both participate in the High Social Impact Investments and Special Equities Programs; and

•        Calvert Equity Portfolio has experienced both positive net new cash flows and asset trends over the 2008 to 2010 time period, the same period in which the Calvert Large Cap Growth Fund asset base has eroded.

In addition, the Directors considered a number of additional factors, including, but not limited to the following:

  The capabilities, investment experience, and resources of the Advisor and Subadvisor.

  The current size and potential continued and sustained growth of Calvert Large Cap Growth Fund compared to that of Calvert Equity Portfolio

  The compatibility of the investment objective, investment policy and risks of Calvert Equity Portfolio with those of Calvert Large Cap Growth Fund.

  The ability to maintain the same Sustainable and Responsible Investment (“SRI”) criteria;

  The expenses and advisory fees applicable to Calvert Large Cap Growth Fund and Calvert Equity Portfolio before the Reorganization, the reduced advisory and subadvisory fees, 12b-1 fee, and resulting lower expense ratios for shareholders in Calvert Equity Portfolio after the Reorganization, compared to those of Calvert Large Cap Growth Fund;

  Economies of scale which may potentially be realized as a result of the Reorganization;

  The service features available to shareholders of both Funds;

  The terms and conditions of the Agreement and Plan of Reorganization;

  Whether the Reorganization would result in dilution of the interests of current Calvert Large Cap Growth Fund shareholders;

  The tax-free nature of the Reorganization for federal income tax purposes;

  The fact that Calvert Equity Portfolio will assume all known liabilities of Calvert Large Cap Growth Fund; and

  The costs estimated to be incurred to complete the Reorganization, including the fact that each Fund will bear its own expenses in connection with the Reorganization. Calvert Large Cap Growth Fund, however, is subject to a contractual expense limitation and to the extent that expenses exceed that limitation, reorganization expenses will be borne by the Advisor.

In addition, following this discussion and a further review of the materials and the terms of the Agreement and Plan of Reorganization, the Independent Directors approved the proposed Reorganization and recommended its approval by Calvert Large Cap Growth Fund’s shareholders. In connection with their approval, the Independent Directors considered, among other things, that: (1) the Reorganization is to be effected on the basis that the value of Calvert Equity Portfolio shares to be received by Calvert Large Cap Growth Fund's shareholders will be equal to the value of Calvert Large Cap Growth Fund shares surrendered in exchange, and thus shareholders of Calvert Large Cap Growth Fund will not experience any dilution in the value of their investment as a result of the Reorganization; and (2) Calvert Large Cap Growth Fund will receive an opinion of counsel that, while the matter is not entirely free from doubt, the exchanges contemplated by the Reorganization would be tax-free for federal income tax purposes.

In connection with their consideration of these matters, the Independent Directors consulted with counsel to the Independent Directors, as appropriate. After considering the above factors, together with other factors and information considered to be relevant, and recognizing that there can be no assurance that any operating efficiencies or other benefits will in fact be realized after the Reorganization, the Directors believe that the Reorganization of Calvert Large Cap Growth Fund into Calvert Equity Portfolio would be in the best interest of Calvert Large Cap Growth Fund and its shareholders

INFORMATION ABOUT THE REORGANIZATION

The following summary is qualified in it is entirety by reference to the Plan, the form of which is attached as Exhibit A to this Prospectus/Proxy Statement.

Plan of Reorganization. The Plan provides that Calvert Equity Portfolio will acquire all the assets of Calvert Large Cap Growth Fund in exchange for shares of Calvert Equity Portfolio and the assumption by Calvert Equity Portfolio of all known liabilities of Calvert Large Cap Growth Fund. The Reorganization is expected to be completed on or about September 16, 2011, or such later date as the parties may mutually agree.

The value of the full and fractional shares of Calvert Equity Portfolio to be issued to shareholders of Calvert Large Cap Growth Fund will equal the value of the shares of the respective class of Calvert Large Cap Growth Fund outstanding immediately prior to the Reorganization. Portfolio securities of Calvert Large Cap Growth Fund will be valued in accordance with the valuation practices of Calvert Equity Portfolio.

At the time of the Reorganization, Calvert Large Cap Growth Fund will pay all of its known obligations and liabilities, and prior to the Reorganization will issue a dividend to distribute to its shareholders any investment company taxable income (computed without regard to the deduction for dividends paid) and any net realized capital gains through the Closing Date  not previously distributed. The Reorganization will be accounted for by the method of accounting commonly used by open-end investment companies.

As soon as practicable after the Closing Date, Calvert Large Cap Growth Fund will liquidate and distribute pro rata to its shareholders of record as of the close of business on the Closing Date full and fractional shares of Calvert Equity Portfolio at a total net asset value equal to the value of the shareholder’s shares of the corresponding class of Calvert Large Cap Growth Fund computed as of the close of business on the Valuation Date (the business day immediately preceding the Closing Date). This method of valuation is consistent with interpretations of Rule 22c-1 under the 1940 Act by the SEC’s Division of Investment Management. Such liquidation and distribution will be accomplished by the establishment of accounts on the share records of Calvert Equity Portfolio, representing the respective pro rata number of full and fractional shares of the applicable classes of Calvert Equity Portfolio due shareholders of Calvert Large Cap Growth Fund. Share certificates will not be issued in connection with the Reorganization.

The consummation of the Plan is subject to the conditions set forth therein, including the following: the Plan shall have been approved by the affirmative vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of Calvert Large Cap Growth Fund. As indicated above, the votes of the shareholders of Calvert Equity Portfolio are not being solicited since their approval or consent is not necessary for the Reorganization.

Representations, Warranties and Agreements. Both parties to the Reorganization shall have complied with their respective responsibilities under the Plan, the respective representations and warranties contained in the Plan shall be true in all material respects as of the Closing Date, and there shall have been no material adverse change in the financial condition, results of operations, business, properties, or assets of either Fund since September 30, 2010. Both parties shall produce certificates satisfactory in form and substance indicating that they have met the terms of the Plan.

Tax Opinion. Both parties to the Reorganization shall have received an opinion of counsel, addressed to the Funds and in form and substance satisfactory to each party, as to certain of the federal income tax consequences of the Reorganization under the Internal Revenue Code (the “Code”) to both Funds and their respective shareholders. For purposes of rendering its opinion, counsel may rely exclusively and without independent verification, as to factual matters, on the statements made in the Plan, this Prospectus/Proxy Statement, and on other written representations as each Fund, will have verified. The opinion of counsel will indicate to the effect that, based on the facts and assumptions stated therein, and while the matter is not entirely free from doubt, for federal income tax purposes:

1.         The transfer of all of the assets of Calvert Large Cap Growth Fund to Calvert Equity Portfolio in exchange for shares of Calvert Equity Portfolio and assumption of the identified liabilities of Calvert Large Cap Growth Fund by Calvert Equity Portfolio, followed by the distribution of Calvert Equity Portfolio shares pro rata to the shareholders of Calvert Large Cap Growth Fund in liquidation of Calvert Large Cap Growth Fund, will constitute a “reorganization” within the meaning of  § 368(a)(1) of the Internal Revenue Code of 1986, as amended (the “Code”), and Calvert Equity Portfolio and Calvert Large Cap Growth Fund will each be “a party to a reorganization” within the meaning of § 368(b) of the Code;

2.         No gain or loss will be recognized by Calvert Equity Portfolio upon the receipt of the assets of Calvert Large Cap Growth Fund solely in exchange for Calvert Equity Portfolio shares and the assumption by Calvert Equity Portfolio of the identified liabilities of Calvert Large Cap Growth Fund;

3.         No gain or loss will be recognized by Calvert Large Cap Growth Fund upon the transfer of its assets to Calvert Equity Portfolio in exchange for Calvert Equity Portfolio shares, the assumption of the identified liabilities of Calvert Large Cap Growth Fund by Calvert Equity Portfolio, or upon the distribution (whether actual or constructive) of Calvert Equity Portfolio shares to the shareholders of Calvert Large Cap Growth Fund in exchange for their Calvert Large Cap Growth Fund shares;

4.         No gain or loss will be recognized by the shareholders of Calvert Large Cap Growth Fund upon the exchange of their Calvert Large Cap Growth Fund shares for Calvert Equity Portfolio shares in liquidation of Calvert Large Cap Growth Fund;

5.         The aggregate tax basis of Calvert Equity Portfolio shares received by each shareholder of Calvert Large Cap Growth Fund pursuant to the Reorganization will be the same as the aggregate tax basis of the Calvert Large Cap Growth Fund shares held by such shareholder immediately prior to the Reorganization, and the holding period of the Calvert Equity Portfolio shares to be received by each shareholder of Calvert Large Cap Growth Fund will include the period during which the Calvert Large Cap Growth Fund shares exchanged therefor were held by such shareholder (provided the Calvert Large Cap Growth Fund shares were held as capital assets on the date of the Reorganization); and

6.         The tax basis of the assets of Calvert Large Cap Growth Fund acquired by Calvert Equity Portfolio will be the same as the tax basis of those assets to the Calvert Large Cap Growth Fund immediately prior to the Reorganization, and the holding periods of the assets of Calvert Large Cap Growth Fund in the hands of Calvert Equity Portfolio will include the respective periods during which those assets were held by Calvert Large Cap Growth Fund.

The Plan may be amended by mutual written consent of the parties authorized by the Trustees/Directors of each party before or after approval of the Plan by shareholders of Calvert Large Cap Growth Fund, but after such approval, no amendment may be made that substantially changes the terms of the Plan.

The Plan may be terminated, and the Reorganization abandoned, at any time prior to the Closing Date by either party upon notice to the other party, whether before or after approval by shareholders of Calvert Large Cap Growth Fund, or by either party by notice to the other party at any time prior to the Closing Date if any material condition to its performance under the Plan or a material covenant of the other party set forth in the Plan has not been fulfilled, or a material default or material breach of the Plan is made by the other party.

Description of Calvert Equity Portfolio Shares. In accordance with the procedures under the Plan as described above, each shareholder of Calvert Large Cap Growth Fund will receive that number of full and fractional Class A, B, C, I and Y shares of Calvert Equity Portfolio equal in value at the Valuation Date to the value of the shares of the corresponding class of Calvert Large Cap Growth Fund which such shareholder then holds. Each share will be fully paid and non-assessable when issued and transferable without restrictions and will have no preemptive or conversion rights.

Because the transfer will be effected at NAV without the imposition of a sales charge, Calvert Large Cap Growth Fund shareholders will receive Calvert Equity Portfolio shares without paying any front-end sales charge or a contingent deferred sales charge as a result of the Reorganization. Calvert Equity Portfolio Class B and Class C shares received as a result of the Reorganization will continue to be subject to a CDSC upon subsequent redemption, but the CDSC will be based on the date of and CDSC schedule applicable to the shareholder’s original purchase of Calvert Large Cap Growth Fund shares. For purposes of calculating the CDSC that you may pay when you dispose of any Class B or Class C shares acquired as a result of the Reorganization, the length of time you hold shares in Calvert Equity Portfolio will be added to the length of time you held shares in Calvert Large Cap Growth Fund.

After the Reorganization, the value of your shares will depend on the performance of Calvert Equity Portfolio, rather than that of Calvert Large Cap Growth Fund.

Federal Income Tax Consequences. The Plan is intended to be a tax-free reorganization pursuant to Section 368(a)(1) of the Code. Opinions of counsel are not binding on the Internal Revenue Service or the Courts. If the Reorganization is consummated but does not qualify as a tax-free reorganization under the Code, the consequences described above would not be applicable, and shareholders could recognize a gain or loss on the transaction. Shareholders of Calvert Large Cap Growth Fund should consult their tax advisors regarding the effect, if any, of the proposed Reorganization in light of their individual circumstances. Since the foregoing discussion relates only to the federal income tax consequences of the Reorganization, shareholders of Calvert Large Cap Growth Fund should also consult their tax advisors as to the state and local tax consequences, if any, of the Reorganization.

Capital Loss Carryforwards. Net realized capital loss carryforwards for federal income tax purposes of $89,270,429 and $218,448,578 in the Target Fund at September 30, 2010 may be utilized to offset future capital gains until expiration in September 2017 and September 2018, respectively.  The Acquiring Fund’s use of net capital loss carryforwards acquired from the Target Fund may be limited under certain tax provisions.

Net realized capital loss carryforwards for federal income tax purposes of $12,754,798 and $11,411,068 in the Acquiring Fund at September 30, 2010 may be utilized to offset future capital gains until expiration in September 2017 and September 2018, respectively.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period.  Losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may more likely expire unused.  Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Expenses. The total gross operating expenses of Calvert Equity Portfolio, the surviving fund after the Reorganization, as a percentage of net assets, are expected to be lower for all classes compared to the current total gross operating expenses for Calvert Large Cap Growth Fund. In addition, certain fixed costs, such as costs of printing shareholder reports and proxy statements, legal expenses, audit fees, registration fees, mailing costs and other expenses would be spread across a larger asset base, which may thereby further lower the expense ratio borne by Calvert Equity Portfolio shareholders, after the Reorganization.

Capitalization. The following table shows the capitalization of Calvert Large Cap Growth Fund and Calvert Equity Portfolio as of March 31, 2011, and on a pro forma basis the capitalization of Calvert Equity Portfolio as of that date, giving effect to the proposed acquisition of Calvert Large Cap Growth Fund’s assets at net asset value.

	(Target Fund)	(Acquiring Fund)		(Combined Fund)
	Calvert Large Cap Growth Fund	Calvert Equity Portfolio	Pro Forma Adjustment*	Calvert Equity Portfolio Pro Forma**
Net Assets
Class A	$295,726,035	$1,239,137,081	($67,968)	$1,534,795,148
Class B	$16,033,043	$35,146,857	($2,266)	$51,177,634
Class C	$42,010,715	$117,160,129	($7,048)	$159,163,796
Class I	$304,209,572	$294,330,362	($26,505)	$598,513,429
Class Y	$4,037,022	$23,354,380	($1,213)	$27,390,189
Total Net Assets	$662,016,387	$1,709,128,809	($105,000)	$2,371,040,196

Shares Outstanding
Class A	9,831,307	32,376,792	(2,103,948)	40,104,151
Class B	586,453	1,059,622	(103,093)	1,542,982
Class C	1,519,302	3,826,303	(147,300)	5,198,305
Class I	9,571,420	7,205,424	(2,124,429)	14,652,415
Class Y	133,349	605,086	(28,763)	709,672
All Classes	21,641,831	45,073,227	(4,507,533)	62,207,525

Net Asset Value per Share
Class A	$30.08	$38.27		$38.27
Class B	$27.34	$33.17		$33.17
Class C	$27.65	$30.62		$30.62
Class I	$31.78	$40.85		$40.85
Class Y	$30.27	$38.60		$38.60

*          The expected reorganization and proxy solicitation costs are $105,000. The Calvert Large Cap Growth Fund and the Calvert Equity Portfolio are responsible for the payment of their own expenses incurred in connection with the merger. However, Calvert Large Cap Growth Fund is subject to contractual expense limitations and  to the extent that expenses exceed those limitations, the reorganization expenses for Calvert Large Cap Growth Fund will be borne by the Advisor.

**        The pro forma combined net assets do not reflect adjustments with respect to distributions prior to the Reorganization. The actual exchange ratio will be determined based on the relative net asset value per share and the number of shares outstanding of each Fund on the acquisition date.

COMPARATIVE INFORMATION ON SHAREHOLDER RIGHTS

Calvert Large Cap Growth Fund is a series of Calvert Impact Fund, Inc., a Maryland corporation. Calvert Equity Portfolio is a series of Calvert Social Investment Fund, a Massachusetts business trust.

Following the Reorganization, the operations of Calvert Equity Portfolio will continue to be governed by the Declaration of Trust and Bylaws of Calvert Social Investment Fund as they now exist. After a comparison of the respective organizational documents of the Funds, the following sets forth the rights of the shareholders:

Shareholder Meetings. Calvert Impact Fund, Inc. is not required to hold annual meetings of shareholders. A shareholder meeting may be called by the Chairman of the Board, the President, a majority of the Directors, or by the President at the request of the holders of a majority of the outstanding shares entitled to vote.

The Calvert Social Investment Fund does not routinely hold annual meetings of shareholders. The Fund may hold special meetings for matters requiring shareholder approval. A meeting of a Fund’s shareholders may also be called at any time by the Board of Trustees or by the chairperson of the Board or by the president.

Shareholder Voting Rights. With respect to Calvert Impact Fund, Inc., a majority of the outstanding shares of the Calvert Large Cap Growth Fund entitled to vote, present in person or represented at the meeting by proxy, constitutes a quorum for consideration of a matter at a shareholders’ meeting. When a quorum is present at a meeting, a majority of the shares represented (greater than 50%) of the Fund is sufficient to act on a matter, unless a larger or different vote is required by law, including the 1940 Act. Shares of the Fund represent an equal pro rata interest in the Fund and generally have equal voting, redemption, dividend, liquidation and other rights. Shareholders of the Fund are entitled to receive dividends and other amounts as determined by the Directors. Shareholders of the Fund vote separately, by Class, as to matters that affect only their particular Class. Each share of the Fund is entitled to one vote and each fractional share amount is entitled to a proportional fractional vote. Shares of the Fund have non-cumulative voting rights.

With respect to Calvert Social Investment Fund, except as otherwise provided by law, to constitute a quorum for the transaction of any business at any meeting of shareholders there must be present, in person or by proxy, holders of one-fourth of the total number of shares of the Fund then outstanding and entitled to vote at such meeting. If a quorum, as above defined, shall not be present for the purpose of any vote that may properly come before the meeting, the shareholders present in person or by proxy and entitled to vote at such meeting on such matter holding a majority of the shares present entitled to vote on such matter may by vote adjourn the meeting from time to time to be held at the same place without further notice than by announcement to be given at the meeting until a quorum, as above defined, entitled to vote on such matter shall be present, whereupon any such matter may be voted upon at the meeting as though held when originally convened. Subject to any applicable requirement of law or of this Declaration of Trust or by the By-Laws, a plurality of the votes cast shall elect a Trustee and all other matters shall be decided by a majority of the votes cast entitled to vote thereon.

Shareholder Liability. With respect to Calvert Impact Fund, Inc., under Maryland law, shareholders of the Calvert Large Cap Growth Fund have no personal liability as such for the acts or obligations of the Fund or for those of Calvert Impact Fund, Inc.

With respect to Calvert Social Investment Fund the Board of Trustees, officers, employees or agents of the Fund shall have no power to bind any shareholder personally or to call upon any shareholder for the payment of any sum of money or assessment whatsoever, other than such as the Shareholder may at any time agree to pay by way of subscription to any Shares or otherwise. No shareholder or former shareholder of the Fund shall be liable solely by reason of his being or having been a shareholder for any debt, claim, action, demand, suit, proceeding, judgment, decree, liability or obligation of any kind, against, or with respect to the Fund arising out of any action taken or omitted for or on behalf of the Fund, and the Fund shall be solely liable therefore and resort shall be had solely to the Fund property for the payment or performance thereof. Each shareholder or former shareholder of the Fund (or their heirs, executors, administrators or other legal representatives or, in case of a corporate entity, its corporate or general successor) shall be entitled to indemnity and reimbursement out of the Fund property to the full extent of such liability and the costs of any litigation or other proceedings in which such liability shall have been determined, including, without limitation, the fees and disbursements of counsel if, contrary to the provisions hereof, such shareholder or former shareholder of the Fund shall be held to personal liability. The Fund shall, upon request by the shareholder or former shareholder, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon.

* * *

Each Fund is governed by its respective Articles of Incorporation/Declaration of Trust and By-Laws, its Board of Directors/Trustees, and applicable state laws. The foregoing is only a summary of certain characteristics of the operations of the Articles of Incorporation/Declaration of Trust and By-Laws of each Fund and state and federal law, as applicable, and is not a complete description of those documents or law. Shareholders should refer to the provisions of such Articles of Incorporation/ Declaration of Trust, By-Laws, and state and federal law, as applicable, directly for more complete information. The description is qualified in its entirety by reference to the respective organizational documents.

Nonetheless, despite the differences, the Board of Directors of Calvert Impact Fund, Inc. believes that the Reorganization will be in the best interests of shareholders.

GENERAL INFORMATION ABOUT THE FUNDS

Each Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith, file proxy material, reports, and other information with the SEC (Calvert Impact Fund, Inc.: File No. 811-10045 and Calvert Social Investment Fund: File No. 811-3334). Reports and other information about the Funds are available on the EDGAR database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-1520.

FINANCIAL STATEMENTS AND EXPERTS

The Annual Report to shareholders of Calvert Large Cap Growth Fund and the Annual Report to shareholders of Calvert Equity Portfolio for the year ended September 30, 2010, as well as the financial statements and financial highlights for the periods indicated therein, have been incorporated by reference herein and in the Registration Statement in reliance upon the reports of KPMG LLP, independent registered public accounting firm for both Funds, incorporated by reference herein, and upon the authority of such firm as experts in accounting and auditing.

VOTING INFORMATION

Proxies from the shareholders of Calvert Large Cap Growth Fund are being solicited by the Directors for a Special Meeting of Shareholders to be held in the Tenth Floor Conference Room of Calvert Group Ltd., Air Rights North Tower, 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland at 10:00 a.m. on Friday, August 26, 2011, or at such later time or date made necessary by adjournment. Proxies are solicited by mail.

Calvert Impact Fund, Inc. is soliciting voting instructions by U.S. mail. Additional solicitations may be made by telephone, computer communications, facsimile, or other such means, or by personal contact by officers or employees of Calvert Large Cap Growth Fund, or by Computershare Fund Services, a firm which may be retained, if necessary, to assist in the solicitation of proxies and in the distribution and tabulation of proxies.

In accordance with the Plan, Calvert Large Cap Growth Fund and Calvert Equity Portfolio are each responsible for payment of their own expenses incurred in connection with the Reorganization. These expenses are estimated to cost approximately $105,000 to cover all legal and accounting fees and expenses, printing expenses, and other fees and expenses incurred in connection with the consummation of the Reorganization. Calvert Large Cap Growth Fund, however, is subject to contractual expense limitations, and the expense ratio of each Class currently is higher than the applicable expense limitation. To the extent that expenses exceed those limitations, the reorganization expenses for Calvert Large Cap Growth Fund will be borne by the Advisor.

Quorum and Vote Required. If a quorum (more than 25% of the outstanding shares of Calvert Large Cap Growth Fund entitled to vote) is represented at the meeting, the vote of a majority of the outstanding shares of Calvert Large Cap Growth Fund is required for approval of the Reorganization into Calvert Equity Portfolio. The vote of a majority of the outstanding shares means the vote of the lesser of: (1) 67% or more of the shares entitled to vote and present or represented by proxy at the meeting, if the holders of more than 50% of the outstanding shares entitled to vote are present or represented by proxy, or (2) more than 50% of the outstanding shares entitled to vote. Proxy voting cards that are properly executed and returned, but are not marked with voting instructions, will be voted FOR the proposed Reorganization and FOR any other matters deemed appropriate by the persons named as proxies.

Adjournment. If a quorum is present at the meeting but sufficient votes to approve the proposal described in this Prospectus/Proxy Statement are not received, the persons named as proxies may propose one or more adjournments of the meeting to permit additional solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the meeting in person or by proxy. The proxy holders will vote those proxies received that voted in favor of the proposal in favor of such an adjournment and will vote those proxies received that voted against the proposal against any such adjournment. A shareholder vote may be taken on the proposal in this Prospectus/Proxy Statement before any such adjournment if sufficient votes have been received and it is otherwise appropriate.

Revocation. You may revoke your proxy at any time before it is exercised by: (1) filing a written notification of revocation with the Secretary of the Calvert Impact Fund, Inc., (2) submitting a proxy bearing a later date, or (3) attending and voting at the meeting.

The votes of shareholders of Calvert Equity Portfolio are not being solicited by this Prospectus/Proxy Statement and are not required to carry out the Reorganization.

Abstentions and Broker Non-Votes. Proxies that reflect abstentions and “broker non-votes” will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum but do not represent votes cast with respect to a proposal. “Broker non-votes” are shares held by brokers or nominees as to which (a) such persons have not received instructions from the beneficial owner or other persons entitled to vote and (b) the brokers or nominees do not have discretionary voting power on a particular matter. Accordingly, “broker non-votes” and abstentions effectively will be votes against the Reorganization proposal. Those shares present at the meeting by proxy (including abstentions and broker non-votes) will be voted by the named proxies in their discretion with respect to any proposal to adjourn the meeting to allow for further solicitation of proxies.

Record Date. Shareholders of Calvert Large Cap Growth Fund of record at the close of business on May 31, 2011 (the record date) are entitled to notice of and to vote at the Special Meeting of Shareholders or any adjournment thereof. Shareholders are entitled to one vote for each share held and fractional shares are entitled to a proportional fractional vote.

As of May 31, 2011, as shown on the books of Calvert Large Cap Growth Fund, the following number of each class of shares of the Fund was issued and outstanding:

Class of Shares	Number of Shares Outstanding
Class A	9,346,835
Class B	560,860
Class C	1,464,575
Class I	9,424,550
Class Y	136,732
All Classes	20,933,553

As of May 31, 2011, the officers and Directors of Calvert Impact Fund, Inc. as a group beneficially owned less than 1% of the outstanding shares of each class of Calvert Large Cap Growth Fund.

As of May 31, 2011, to the Funds’ knowledge, the following shareholders owned of record or beneficially 25% or more of the outstanding voting securities of the class of the Fund as shown:

Calvert Large Cap Growth Fund

MAC & CO	39.23% of Class I
Account A
FBO Pricewaterhouse
Pittsburgh, PA

MLPF&S	54.94% of Class Y
For the Sole Benefit of its Customers
Jacksonville, FL

Calvert Equity Portfolio

MLPF&S	51.07% of Class Y
For the Sole Benefit of its Customers
Jacksonville, FL

As of May 31, 2011, to the Funds’ knowledge, the following shareholders owned of record or beneficially 5% or more of the outstanding voting securities of the class of the Fund as shown:

Calvert Large Cap Growth Fund

American Enterprise Investment Serv	12.30% of Class A
Minneapolis, MN

State Street Bank & Trust Co	7.24% of Class A
Westwood, MA

Charles Schwab & Co Inc.	6.57% of Class A
Reinvest Acct
San Francisco, CA

American Enterprise Investment Serv	11.37% of Class B
Minneapolis, MN

MLPF&S	9.52% of Class B
For the Sole Benefit of its Customers
Jacksonville, FL

MLPF&S	15.74% of Class C
For the Sole Benefit of its Customers
Jacksonville, FL

MAC & CO	39.23% of Class I
Account A
FBO Pricewaterhouse
Pittsburgh, PA

MAC & CO	18.77% of Class I
Account B
FBO Pricewaterhouse
Pittsburgh, PA

Prudential Investment Management	6.40% of Class I
Newark, NJ

Citigroup Global Markets Inc.	6.27% of Class I
New York, NY

MAC & CO	5.25% of Class I
Account C
FBO Pricewaterhouse
Pittsburgh, PA

MAC & CO	5.14% of Class I
Account D
FBO Pricewaterhouse
Pittsburgh, PA

MAC & CO	5.10% of Class I
Account E
FBO Pricewaterhouse
Pittsburgh, PA

MLPF&S	57.17% of Class Y
For the Sole Benefit of its Customers
Jacksonville, FL

National Financial Service Corp.	11.28% of Class Y
New York, NY

Calvert Equity Portfolio

MLPF&S	6.42% of Class B
For the Sole Benefit of its Customers
Jacksonville, FL

American Enterprise Investment Services	5.68% of Class B
Minneapolis, MN

MLPF&S	18.66% of Class C
For the Sole Benefit of its Customers
Jacksonville, FL

UBS WM USA	5.58% of Class C
For the Exclusive Benefit of its Customers
New York, NY

National Financial Services Corp.	13.35% of Class I
For the Exclusive Benefit of its Customers
New York, NY

Wells Fargo Bank NA	10.23% of Class I
Minneapolis, MN

State of Wisconsin Deferred Compensation Board Trustee	9.85% of Class I
State of Wisconsin Deferred Compensation Plan
Columbus, OH

Prudential Investment Management Service	8.14% of Class I
FBO Mutual Fund Clients
Newark, NJ
Fidelity Investments Institutional Operations Co.	5.49% of Class I
As Agent for Certain Employee Benefit Plans
Covington, KY

Charles Schwab & Co., Inc.	8.36% of Class I
Reinvest Account
San Francisco, CA

MLPF&S	51.07% of Class Y
For the Sole Benefit of its Customers
Jacksonville, FL

National Financial Services Corp.	8.18% of Class Y
For the Exclusive Benefit of its Customers
New York, NY

SHAREHOLDER PROPOSALS

Calvert Large Cap Growth Fund has not received any shareholder proposals to be considered for presentation at the meeting. Under the proxy rules of the SEC, shareholder proposals may, under certain conditions, be included in the Fund’s proxy statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Fund’s proxy material must be received by the Fund a reasonable time before the solicitation is made. The fact that the Fund receives a shareholder proposal in a timely manner does not insure its inclusion in its proxy material because there are other requirements in the proxy rules relating to such inclusion.

OTHER BUSINESS

The Board of Directors of Calvert Impact Fund, Inc. does not intend to present any other business at the meeting. If, however, any other matters are properly brought before the meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

ADJOURNMENT

In the event that sufficient votes in favor of the proposal set forth in the Notice of Meeting and Prospectus/Proxy Statement are not received by the time scheduled for the meeting, the persons named as proxies may move one or more adjournments of the meeting to permit further solicitation of proxies with respect to such proposal. Any such adjournment will require the affirmative vote of a majority of the shares present at the meeting and entitled to vote. The persons named as proxies will vote in favor of such adjournment those shares that they are entitled to vote which have voted in favor of such proposal. They will vote against any such adjournment those proxies that have voted against any such proposal.

By Order of the Board of Directors

William M. Tartikoff, Esq.

Vice President and Secretary

Calvert Impact Fund, Inc.

THE BOARD OF DIRECTORS OF CALVERT IMPACT FUND, INC., INCLUDING THE INDEPENDENT DIRECTORS, RECOMMENDS A VOTE FOR APPROVAL OF THE PLAN.

EXHIBIT A

AGREEMENT AND PLAN OF REORGANIZATION

This AGREEMENT AND PLAN OF REORGANIZATION, dated as of May 2, 2011, is between Calvert Impact Fund, Inc. on behalf of Calvert Large Cap Growth Fund, and Calvert Social Investment Fund on behalf of Calvert Equity Portfolio.

This Agreement and Plan of Reorganization (the "Agreement" or "Plan") is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization and liquidation will consist of the transfer of all of the assets of Calvert Large Cap Growth Fund to Calvert Equity Portfolio in exchange for shares of beneficial interest of Calvert Equity Portfolio, the assumption by Calvert Equity Portfolio of all known liabilities of Calvert Large Cap Growth Fund and the distribution of Calvert Equity Portfolio shares to the shareholders of Calvert Large Cap Growth Fund in complete liquidation of Calvert Large Cap Growth Fund, as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

In consideration of the mutual promises contained in this Agreement, the parties agree as follows:

1.         SHAREHOLDER APPROVAL

Approval by Shareholders. A meeting of the shareholders of Calvert Large Cap Growth Fund shall be called and held for the purpose of acting on and authorizing the transactions contemplated in this Agreement. Calvert Equity Portfolio shall furnish to Calvert Large Cap Growth Fund such data and information as shall be reasonably requested by Calvert Large Cap Growth Fund for inclusion in the information to be furnished to its shareholders in connection with the meeting.

2.         REORGANIZATION

(a) Plan of Reorganization. Calvert Large Cap Growth Fund will convey, transfer, and deliver to Calvert Equity Portfolio all of the then-existing assets and property of Calvert Large Cap Growth Fund including without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable that are owned by Calvert Large Cap Growth Fund and any deferred or prepaid expenses shown as an asset on the books of Calvert Large Cap Growth Fund at the closing provided for in Section 2(c) of this Agreement (the "Closing"). In consideration thereof, Calvert Equity Portfolio agrees at the Closing:

(i)         to deliver to Calvert Large Cap Growth Fund in exchange for the assets, the number of full and fractional shares of beneficial interest of Calvert Equity Portfolio ("Calvert Equity Portfolio Shares") to be determined as follows:

            In accordance with Section 3 of this Agreement, the number of shares to be issued shall be determined by dividing the per share net asset value of Calvert Large Cap Growth Fund Shares (rounded to the nearest millionth) by the net asset value per share of Calvert Equity Portfolio (rounded to the nearest millionth) and multiplying the quotient by the number of outstanding shares of Calvert Large Cap Growth Fund as of the close of business on the Closing date (the "Closing Date"). It is expressly agreed that there will be no sales charge to Calvert Large Cap Growth Fund, or to any of the shareholders of Calvert Large Cap Growth Fund upon distribution of Calvert Equity Portfolio Shares to them; and

(b) Liabilities to be Assumed. Calvert Equity Portfolio shall assume only those liabilities, expenses, costs, charges and reserves reflected on a Statement of Assets and Liabilities of Calvert Large Cap Growth Fund prepared on behalf of such Fund, as of the Valuation Date (as defined in Section 3(a)), in accordance with generally accepted accounting principles consistently applied from the prior audited period and certified by the Controller of Calvert Large Cap Growth Fund. Calvert Equity Portfolio shall assume only those liabilities of Calvert Large Cap Growth Fund reflected in such Statement of Assets and Liabilities and shall not assume any other liabilities whether absolute or contingent, known or unknown, accrued or unaccrued, all of which shall remain the obligation of Calvert Large Cap Growth Fund.

(c) Closing and Effective Time of the Reorganization. The Closing shall occur at the Effective Time of the Reorganization, which shall be either:

(i)         the later of the satisfaction of all representations and warranties contained herein, receipt of all necessary regulatory approvals, or the final adjournment of the meeting of shareholders of Calvert Large Cap Growth Fund at which the Plan will be considered, or

(ii)        such later date as the parties may mutually agree.

(d) On or as soon as practicable prior to the Closing Date, Calvert Large Cap Growth Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in no event less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

3.         VALUATION OF NET ASSETS

(a) The value of Calvert Large Cap Growth Fund's net assets to be transferred to Calvert Equity Portfolio under this Agreement shall be computed as of the close of business (coinciding with the closing of the regular session of the New York Stock Exchange (NYSE) (normally 4:00 p.m. ET)) on the business day immediately preceding the Closing Date (hereinafter the "Valuation Date") using the valuation procedures as set forth in Calvert Equity Portfolio's then-current prospectus.

(b) The net asset value per share of Calvert Equity Portfolio Shares for purposes of Section 2 of this Agreement shall be determined as of the close of business on the Valuation Date by Calvert Equity Portfolio's Controller using the same valuation procedures as set forth in Calvert Equity Portfolio's then-current prospectus.

(c) A copy of the computation showing in reasonable detail the valuation of Calvert Large Cap Growth Fund's net assets using the valuation procedures as set forth in Calvert Equity Portfolio’s then-current prospectus to be transferred to Calvert Equity Portfolio pursuant to Section 2 of this Agreement, certified by the Controller of Calvert Large Cap Growth Fund, shall be furnished by Calvert Large Cap Growth Fund to Calvert Equity Portfolio at the Closing. A copy of the computation showing in reasonable detail the determination of the net asset value per share of Calvert Equity Portfolio Shares pursuant to Section 2 of this Agreement, certified by the Controller of Calvert Equity Portfolio, shall be furnished by Calvert Equity Portfolio to Calvert Large Cap Growth Fund at the Closing.

In the event that on the Valuation Date: (a) the NYSE or another primary trading market for portfolio securities of Calvert Equity Portfolio or Calvert Large Cap Growth Fund (each, an "Exchange") shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of Calvert Large Cap Growth Fund or Calvert Equity Portfolio, accurate appraisal of the value of the net assets of Calvert Large Cap Growth Fund or Calvert Equity Portfolio, respectively, is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

Each party agrees to use commercially reasonable efforts to resolve, prior to the valuation time, any material pricing differences between the prices of portfolio securities determined in accordance with the pricing policies and procedures of Calvert Equity Portfolio and those determined in accordance with the pricing policies and procedures of Calvert Large Cap Growth Fund.

4.         LIQUIDATION AND DISSOLUTION

(a)        As soon as practicable after the Closing Date, Calvert Large Cap Growth Fund will distribute pro rata to Calvert Large Cap Growth Fund shareholders of record as of the close of business on the Closing Date the shares of Calvert Equity Portfolio received by Calvert Large Cap Growth Fund pursuant to Section 2(a) of this Agreement. Such liquidation and distribution will be accompanied by the establishment of shareholder accounts on the share records of Calvert Equity Portfolio in the names of each such shareholder of Calvert Large Cap Growth Fund, representing the respective pro rata number of full shares and fractional interests in shares of Calvert Equity Portfolio due to each shareholder. No such shareholder accounts shall be established by Calvert Equity Portfolio or the transfer agent for Calvert Equity Portfolio except pursuant to written instructions from Calvert Large Cap Growth Fund, and Calvert Large Cap Growth Fund agrees to provide on the Closing Date instructions to transfer to a shareholder account for each former Calvert Large Cap Growth Fund shareholder a pro rata share of the number of shares of Calvert Equity Portfolio received pursuant to Section 2(a) of this Agreement.

(b) Promptly after the distribution described in Section 4(a) above, appropriate notification will be mailed by Calvert Equity Portfolio or its transfer agent to each shareholder of Calvert Large Cap Growth Fund receiving such distribution of shares of Calvert Equity Portfolio informing such shareholder of the number of such shares distributed to such shareholder and confirming the registration thereof in such shareholder's name.

(c)        Share certificates representing holdings of shares of Calvert Equity Portfolio shall not be issued in connection with the Reorganization. Ownership of shares of Calvert Equity Portfolio will be shown on the books of Calvert Equity Portfolio's transfer agent.

(d)        As promptly as is practicable after the liquidation of Calvert Large Cap Growth Fund, and in no event later than 12 months from the date of this Agreement, Calvert Large Cap Growth Fund shall be terminated pursuant to the provisions of the Plan and its By-laws and Articles of Incorporation.

(e)        Immediately after the Closing Date, the share transfer books of Calvert Large Cap Growth Fund shall be closed and no transfer of shares shall thereafter be made on those books.

5.         DECLARATION OF TRUST AND BY-LAWS

(a)        Declaration of Trust. The Declaration of Trust of Calvert Social Investment Fund, which governs its series, Calvert Equity Portfolio, in effect at the Effective Time of the Reorganization, shall continue to be the Declaration of Trust until amended as provided by law.

(b)        By-laws. The By-laws of Calvert Social Investment Fund, which govern its series, Calvert Equity Portfolio, in effect at the Effective Time of the Reorganization, shall continue to be the By-laws until the same shall thereafter be altered, amended, or repealed in accordance with Calvert Social Investment Fund’s Articles of Incorporation or said By-laws.

6.         REPRESENTATIONS AND WARRANTIES OF CALVERT EQUITY PORTFOLIO

(a)        Organization, Existence, etc. Calvert Equity Portfolio is a duly organized series of Calvert Social Investment Fund, validly existing and in good standing under the laws of the Commonwealth of Massachusetts, and has the power to carry on its business as it is now being conducted. Currently, Calvert Social Investment Fund is not qualified to do business as a foreign corporation under the laws of any jurisdiction. Calvert Equity Portfolio has all necessary federal, state and local authorization to own all of its properties and assets and to carry on its business as now being conducted.

(b)        Registration as Investment Company. Calvert Social Investment Fund, of which Calvert Equity Portfolio is a series, is registered under the Investment Company Act of 1940 (the "Act") as an open-end management investment company. Its registration has not been revoked or rescinded and is in full force and effect.

(c)        Capitalization. Calvert Equity Portfolio has an unlimited number of shares of beneficial interest, no par value, of which as of September 30, 2010, 41,519,636 shares were outstanding, and no shares were held in the treasury of Calvert Equity Portfolio. All of the outstanding shares of Calvert Equity Portfolio have been duly authorized and are validly issued, fully paid, and non-assessable. Since Calvert Equity Portfolio is a series of an open-end investment company engaged in the continuous offering and redemption of its shares, the number of outstanding shares may change prior to the Effective Time of the Reorganization.

(d) Shares to be Issued Upon Reorganization. Calvert Equity Portfolio Shares to be issued in connection with the Reorganization have been duly authorized and upon consummation of the Reorganization will be validly issued, fully paid and non-assessable.

(e) Authority Relative to this Agreement. Calvert Social Investment Fund has the power to enter into the Plan on behalf of its series Calvert Equity Portfolio, and to carry out its obligations under this Agreement. The execution and delivery of the Plan and the consummation of the transactions contemplated have been duly authorized by the Board of Trustees of Calvert Social Investment Fund and no other proceedings by Calvert Social Investment Fund are necessary to authorize its officers to effectuate the Plan and the transactions contemplated. Calvert Equity Portfolio is not a party to or obligated under any charter, by-law, indenture, or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by the executing and carrying out of the Plan.

(f)         Litigation. To the knowledge of Calvert Social Investment Fund there are no claims, actions, suits, or proceedings, pending or threatened, which would adversely affect Calvert Equity Portfolio or its assets or business, or which would prevent or hinder consummation of the transactions contemplated by this Agreement.

(g)        Contracts. Except for contracts and agreements previously disclosed to Calvert Large Cap Growth Fund under which no default exists, Calvert Social Investment Fund on behalf of Calvert Equity Portfolio is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license, or permit of any kind or nature whatsoever.

(h)        Registration Statement. Calvert Equity Portfolio shall have filed with the Securities and Exchange Commission (the "Commission") a Registration Statement under the Securities Act of 1933 ("Securities Act") relating to the shares of beneficial interest of Calvert Equity Portfolio issuable under this Agreement. At the time the Registration Statement becomes effective, the Registration Statement:

(i)         will comply in all material respects with the provisions of the Securities Act and the rules and regulations of the Commission thereunder (the "Regulations"), and

(ii)        will not contain any untrue statement of material fact or omit to state any material act required to be stated therein or necessary to make the statements therein not misleading.

Further, at the time the Registration Statement becomes effective, at the time of the shareholders' meeting referred to in Section 1, and at the Effective Time of the Reorganization, the Prospectus and Statement of Additional Information included therein, as amended or supplemented by any amendments or supplements filed by Calvert Equity Portfolio, as pertain to Calvert Equity Portfolio, will not contain any untrue statement of any material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Registration Statement or Prospectus and Statement of Additional Information made in reliance upon and in conformity with information furnished by Calvert Large Cap Growth Fund for use in the Registration Statement or Prospectus and Statement of Additional Information as provided in Section 7(k).

(i) Brokerage payments. No brokerage or finders fees are payable in connection with this transaction.

7.         REPRESENTATIONS AND WARRANTIES OF CALVERT LARGE CAP GROWTH FUND

(a)        Organization, Existence, etc. Calvert Large Cap Growth Fund is a duly organized series of Calvert Impact Fund, Inc., validly existing and in good standing under the laws of the State of Maryland, and has power to carry on its business as it is now being conducted. Currently, Calvert Impact Fund, Inc. is not qualified to do business as a foreign corporation under the laws of any jurisdiction. Calvert Large Cap Growth Fund has all necessary federal, state and local authorization to own all of its properties and assets and to carry on the business as now being conducted.

(b)        Registration as Investment Company. Calvert Impact Fund, Inc., of which Calvert Large Cap Growth Fund is a series, is registered under the Act as an open-end management investment company. Its registration has not been revoked or rescinded and is in full force and effect.

(c)        Capitalization. Calvert Large Cap Growth Fund has an unlimited number of shares of beneficial interest, no par value, of which as of September 30, 2010, 24,885,073 shares were outstanding, and no shares were held in the treasury of Calvert Large Cap Growth Fund. All of the outstanding shares of Calvert Large Cap Growth Fund have been duly authorized and are validly issued, fully paid, and non-assessable. Since Calvert Large Cap Growth Fund is a series of an open-end investment company engaged in the continuous offering and redemption of its shares, the number of outstanding shares of Calvert Large Cap Growth Fund may change prior to the Effective Date of the Reorganization.

(d)        Financial Statements. The audited financial statements of Calvert Large Cap Growth Fund for the year ended September 30, 2010 ("Calvert Large Cap Growth Fund Financial Statements"), to be delivered to Calvert Equity Portfolio, will fairly present the financial position of Calvert Large Cap Growth Fund as of September 30, 2010, and the results of its operations and changes in net assets for the year then ended.

(e)        Authority Relative to this Agreement. Calvert Impact Fund, Inc. has the power to enter into the Plan on behalf of its series Calvert Large Cap Growth Fund and to carry out its obligations under this Agreement. The execution and delivery of the Plan and the consummation of the transactions contemplated have been duly authorized by the Board of Directors of Calvert Large Cap Growth Fund and, except for approval by the holders of its shares of beneficial interest, no other proceedings by Calvert Impact Fund, Inc. are necessary to authorize its officers to effectuate the Plan and the transactions contemplated herein. Calvert Large Cap Growth Fund is not a party to or obligated under any charter, by-law, indenture, or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by the executing and carrying out of the Plan.

(f)         Liabilities. There are no liabilities of Calvert Large Cap Growth Fund whether or not determined or determinable, other than liabilities disclosed or provided for in Calvert Large Cap Growth Fund Financial Statements and liabilities incurred in the ordinary course of business subsequent to September 30, 2010, or otherwise previously disclosed to Calvert Equity Portfolio, none of which has been materially adverse to the business, assets, or results of operations of Calvert Large Cap Growth Fund.

(g)        Litigation. To the knowledge of Calvert Impact Fund, Inc., there are no claims, actions, suits, or proceedings, pending or threatened, which would adversely affect Calvert Large Cap Growth Fund or its respective assets or business, or which would prevent or hinder consummation of the transactions contemplated by this Agreement.

(h)        Contracts. Except for contracts and agreements previously disclosed to Calvert Equity Portfolio under which no default exists, Calvert Impact Fund, Inc., on behalf of Calvert Large Cap Growth Fund, is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license, or permit of any kind or nature whatsoever.

(i)         Taxes. The federal income tax returns of Calvert Large Cap Growth Fund shall have been filed for all taxable years up to and including the taxable year ending on the Closing Date, and all taxes payable pursuant to such returns shall have been paid or provisions shall have been made for them to be paid. Calvert Large Cap Growth Fund has qualified as a regulated investment company under the Internal Revenue Code with respect to each past taxable year of Calvert Large Cap Growth Fund since commencement of operations.

(j)         Portfolio Securities. All securities to be listed in the schedule of investments of Calvert Large Cap Growth Fund as of the Effective Time of the Reorganization will be owned by Calvert Impact Fund, Inc. on behalf of Calvert Equity Portfolio free and clear of any liens, claims, charges, options, and encumbrances, except as indicated in the schedule. Except as so indicated, none of the securities is, or after the Reorganization as contemplated by this Agreement will be, subject to any legal or contractual restrictions on disposition (including restrictions as to the public offering or sale of the securities under the Securities Act), and all the securities are or will be readily marketable.

(k)        Registration Statement. Calvert Large Cap Growth Fund will cooperate with Calvert Equity Portfolio in connection with the Registration Statement referred to in Section 6(h) of this Agreement, and will furnish to Calvert Equity Portfolio the information relating to Calvert Large Cap Growth Fund required by the Securities Act and its Regulations to be set forth in the Registration Statement (including the Prospectus and Statement of Additional Information). At the time the Registration Statement becomes effective, the Registration Statement, insofar as it relates to Calvert Large Cap Growth Fund:

(i)         will comply in all material respects with the provisions of the Securities Act and the Regulations, and

(ii)        will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

Further, at the time the Registration Statement becomes effective, at the time of the shareholders' meeting referred to in Section 1 and at the Effective Time of the Reorganization, the Prospectus and Statement of Additional Information, as amended or supplemented by any amendments or supplements filed by Calvert Equity Portfolio, insofar as it relates to Calvert Large Cap Growth Fund, will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the Registration Statement or Prospectus and Statement of Additional Information made in reliance upon and in conformity with information furnished by Calvert Large Cap Growth Fund for use in the Registration Statement or Prospectus and Statement of Additional Information as provided in this Section 7(k).

(l) Brokerage payments. No brokerage or finders fees are payable in connection with this transaction.

8.         CONDITIONS TO OBLIGATIONS OF CALVERT EQUITY PORTFOLIO

The obligations of Calvert Equity Portfolio under this Agreement with respect to the consummation of the Reorganization are subject to the satisfaction of the following conditions:

(a) Discharge of Liabilities. Calvert Large Cap Growth Fund shall endeavor to have discharged all of its known liabilities and obligations prior to the Effective Time of the Reorganization.

(b) Representations, Warranties, and Agreements. As of the Effective Time of the Reorganization, Calvert Large Cap Growth Fund shall have complied with each of its obligations under this Agreement, the representations and warranties contained in this Agreement shall be true in all material respects, and there shall have been no material adverse change in the financial condition, results of operations, business, properties or assets of Calvert Large Cap Growth Fund since September 30, 2010. As of the Effective Time of the Reorganization, Calvert Equity Portfolio shall have received a certificate from Calvert Large Cap Growth Fund satisfactory in form and substance to Calvert Equity Portfolio indicating that they have met the terms stated in this Section.

(c) Regulatory Approval. All necessary orders of exemption under the Act with respect to the transactions contemplated by this Agreement shall have been granted by the Commission, and all approvals, registrations, and exemptions under federal and state securities laws considered to be necessary shall have been obtained.

(d)        Tax Opinion. Calvert Equity Portfolio shall have received the opinion of counsel, addressed to and in form and substance satisfactory to Calvert Equity Portfolio, as to certain of the federal income tax consequences of the Reorganization under the Internal Revenue Code to Calvert Large Cap Growth Fund and the shareholders of Calvert Large Cap Growth Fund. For purposes of rendering its opinion, counsel may rely exclusively and without independent verification, as to factual matters, on the statements made in the Plan, the proxy statement which will be distributed to the shareholders of Calvert Large Cap Growth Fund in connection with the Reorganization, and on such other written representations as Calvert Large Cap Growth Fund and Calvert Equity Portfolio, respectively, will have verified as of the date of issuance of the tax opinion. The opinion of counsel will be to the effect that, based on the facts and assumptions stated therein, and while the matter is not free entirely from doubt, for federal income tax purposes:

(i)         The transfer of all of the assets of Calvert Large Cap Growth Fund to Calvert Equity Portfolio in exchange for shares of Calvert Equity Portfolio and assumption of identified the liabilities of Calvert Large Cap Growth Fund by Calvert Equity Portfolio, followed by the distribution of Calvert Equity Portfolio shares pro rata to the shareholders of Calvert Large Cap Growth Fund in liquidation of Calvert Large Cap Growth Fund, will constitute a “reorganization” within the meaning of § 368(a)(1) of the Internal Revenue Code of 1986, as amended (the “Code”), and Calvert Equity Portfolio and Calvert Large Cap Growth Fund will each be “a party to a reorganization” within the meaning of § 368(b) of the Code;

(ii)        No gain or loss will be recognized by Calvert Equity Portfolio upon the receipt of the assets of Calvert Large Cap Growth Fund solely in exchange for Calvert Equity Portfolio shares and the assumption by Calvert Equity Portfolio of the identified liabilities of Calvert Large Cap Growth Fund;

(iii)       No gain or loss will be recognized by Calvert Large Cap Growth Fund upon the transfer of its assets to Calvert Equity Portfolio in exchange for Calvert Equity Portfolio shares, the assumption of the identified liabilities of Calvert Large Cap Growth Fund by Calvert Equity Portfolio, or upon the distribution (whether actual or constructive) of Calvert Equity Portfolio shares to the shareholders of Calvert Large Cap Growth Fund in exchange for their Calvert Large Cap Growth Fund shares;

(iv)       No gain or loss will be recognized by the shareholders of Calvert Large Cap Growth Fund upon the exchange of their Calvert Large Cap Growth Fund shares for Calvert Equity Portfolio shares in liquidation of Calvert Large Cap Growth Fund;

(v)        The aggregate tax basis of Calvert Equity Portfolio shares received by each shareholder of Calvert Large Cap Growth Fund pursuant to the Reorganization will be the same as the aggregate tax basis of the Calvert Large Cap Growth Fund shares held by such shareholder immediately prior to the Reorganization, and the holding period of the Calvert Equity Portfolio shares to be received by each shareholder of Calvert Large Cap Growth Fund will include the period during which the Calvert Large Cap Growth Fund shares exchanged therefor were held by such shareholder (provided the Calvert Large Cap Growth Fund shares were held as capital assets on the date of the Reorganization); and

(vi)       The tax basis of the assets of Calvert Large Cap Growth Fund acquired by Calvert Equity Portfolio will be the same as the tax basis of those assets to the Calvert Large Cap Growth Fund immediately prior to the Reorganization, and the holding periods of the assets of Calvert Large Cap Growth Fund in the hands of Calvert Equity Portfolio will include the respective periods during which those assets were held by Calvert Large Cap Growth Fund.

(e) Opinion of Counsel. Calvert Equity Portfolio shall have received the opinion of counsel for Calvert Large Cap Growth Fund, dated the Effective Time of the Reorganization, addressed to and in form and substance satisfactory to Calvert Equity Portfolio, to the effect that:

(i)         Calvert Impact Fund, Inc. is an open-end management company registered under the Securities Act of 1933 and the Investment Company Act of 1940, and is duly organized and validly existing in good standing under the laws of the State of Maryland;

(ii)        Calvert Large Cap Growth Fund is a series of Calvert Impact Fund, Inc.; and

(iii)       The Agreement and Plan of Reorganization and the execution and filing of the Plan have been duly authorized and approved by all requisite action by the Board of Directors of Calvert Impact Fund, Inc., and the Plan has been duly executed and delivered by Calvert Impact Fund, Inc. on behalf of Calvert Large Cap Growth Fund and, assuming due authorization, execution, and delivery of the Plan by Calvert Social Investment Fund, is a valid and binding obligation of Calvert Impact Fund, Inc. and its series, Calvert Large Cap Growth Fund.

9.         CONDITIONS TO OBLIGATIONS OF CALVERT LARGE CAP GROWTH FUND

The obligations of Calvert Large Cap Growth Fund under this Agreement with respect to the consummation of the Reorganization are subject to the satisfaction of the following conditions:

(a)        Shareholder Approval. The Plan shall have been approved by the affirmative vote of a majority of the outstanding voting securities of Calvert Large Cap Growth Fund. This means that a majority of the outstanding voting securities of Calvert Large Cap Growth Fund must be approved by the lesser of: (i) 67% of the shares of Calvert Large Cap Growth Fund entitled to vote and present at a meeting if the holders of more than 50% of the outstanding shares entitled to vote are present in person or by proxy; or (ii) more than 50% of the outstanding shares of Calvert Large Cap Growth Fund entitled to vote.

(b)        Representations, Warranties and, Agreements. As of the Effective Time of the Reorganization, Calvert Equity Portfolio shall have complied with each of its responsibilities under this Agreement, the representations and warranties contained in this Agreement shall be true in all material respects, and there shall have been no material adverse change in the financial condition, results of operations, business, properties, or assets of Calvert Equity Portfolio since September 30, 2010. As of the Effective Time of the Reorganization, Calvert Large Cap Growth Fund shall have received a certificate from Calvert Equity Portfolio satisfactory in form and substance to Calvert Large Cap Growth Fund indicating that it has met the terms stated in this Section.

(c)        Regulatory Approval. The Registration Statement referred to in Section 6(h) shall have been declared effective by the Commission and no stop orders under the Securities Act pertaining thereto shall have been issued; all necessary orders of exemption under the Act with respect to the transactions contemplated by this Agreement shall have been granted by the Commission; and all approvals, registrations, and exemptions under federal and state securities laws considered to be necessary shall have been obtained.

(d)        Tax Opinion. Calvert Large Cap Growth Fund shall have received the opinion of counsel, addressed to and in form and substance satisfactory to Calvert Large Cap Growth Fund, as to certain of the federal income tax consequences of the Reorganization under the Internal Revenue Code to Calvert Equity Portfolio and its shareholders. For purposes of rendering its opinion, counsel may rely exclusively and without independent verification, as to factual matters, on the statements made in the Plan, the proxy statement which will be distributed to the shareholders of Calvert Large Cap Growth Fund in connection with the Reorganization, and on such other written representations as Calvert Large Cap Growth Fund and Calvert Equity Portfolio, respectively, will have verified as of the date of issuance of the tax opinion. The opinion of counsel will be to the effect that, based on the facts and assumptions stated therein, and while the matter is not free entirely from doubt, for federal income tax purposes:

(i)         The transfer of all of the assets of Calvert Large Cap Growth Fund in exchange for shares of Calvert Equity Portfolio and assumption of identified liabilities of Calvert Large Cap Growth Fund by Calvert Equity Portfolio, followed by the distribution of Calvert Equity Portfolio shares pro rata to the shareholders of Calvert Large Cap Growth Fund in liquidation of Calvert Large Cap Growth Fund, will constitute a “reorganization” within the meaning of  § 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and Calvert Equity Portfolio and Calvert Large Cap Growth Fund will each be “a party to a reorganization” within the meaning of § 368(b) of the Code;

(ii)        No gain or loss will be recognized by Calvert Equity Portfolio upon the receipt of the assets of Calvert Large Cap Growth Fund solely in exchange for Calvert Equity Portfolio shares and the assumption by Calvert Equity Portfolio of the liabilities of Calvert Large Cap Growth Fund;

(iii)       No gain or loss will be recognized by Calvert Large Cap Growth Fund upon the transfer of its assets to Calvert Equity Portfolio in exchange for Calvert Equity Portfolio shares and assumption of identified liabilities of Calvert Large Cap Growth Fund by Calvert Equity Portfolio, or upon the distribution (whether actual or constructive) of Calvert Equity Portfolio shares to the shareholders of Calvert Large Cap Growth Fund in exchange for their Calvert Equity Portfolio shares;

(iv)       No gain or loss will be recognized by the shareholders of Calvert Large Cap Growth Fund upon the exchange of their Calvert Large Cap Growth Fund shares for Calvert Equity Portfolio shares in liquidation of Calvert Large Cap Growth Fund;

(v)        The aggregate tax basis of Calvert Equity Portfolio shares received by each shareholder of Calvert Large Cap Growth Fund pursuant to the Reorganization will be the same as the aggregate tax basis of the Calvert Large Cap Growth Fund shares held by such shareholder immediately prior to the Reorganization and exchanged therefor, and the holding period of the Calvert Equity Portfolio shares received by each shareholder of Calvert Large Cap Growth Fund will include the period during which the Calvert Large Cap Growth Fund shares exchanged therefor were held by such shareholder (provided the Calvert Large Cap Growth Fund shares were held as a capital asset on the date of the Reorganization); and

(vi)       The tax basis of the assets of Calvert Large Cap Growth Fund acquired by Calvert Equity Portfolio will be the same as the tax basis of those assets to the Calvert Large Cap Growth Fund immediately prior to the Reorganization, and the holding period of the assets of Calvert Large Cap Growth Fund in the hands of Calvert Equity Portfolio will include the period during which those assets were held by Calvert Large Cap Growth Fund.

(e)        Opinion of Counsel. Calvert Large Cap Growth Fund shall have received the opinion of counsel for Calvert Equity Portfolio, dated the Effective Time of the Reorganization, addressed to and in form and substance satisfactory to Calvert Large Cap Growth Fund, to the effect that:

(i)         Calvert Social Investment Fund is an open-end management company registered under the Securities Act of 1933 and the Investment Company Act of 1940, and is duly organized and validly existing in good standing under the laws of the Commonwealth of Massachusetts;

(ii)        Calvert Equity Portfolio is a series of Calvert Social Investment Fund;

(iii)       The Agreement and Plan of Reorganization and the execution and filing of the Plan have been duly authorized and approved by all requisite action by the Board of Trustees of Calvert Social Investment Fund, and the Plan has been duly executed and delivered by Calvert Social Investment Fund on behalf of Calvert Equity Portfolio and, assuming due authorization, execution, and delivery of the Plan by Calvert Impact Fund, Inc., is a valid and binding obligation of Calvert Social Investment Fund and its series, Calvert Equity Portfolio;

(iv)       Calvert Equity Portfolio Shares to be issued pursuant to the Reorganization have been duly authorized and upon issuance thereof in accordance with the Plan will be validly issued, fully paid and non-assessable shares of beneficial interest of Calvert Equity Portfolio.

10.       AMENDMENTS, TERMINATIONS, NON-SURVIVAL OF COVENANTS, WARRANTIES AND REPRESENTATIONS

(a)        The parties hereto may, by agreement in writing authorized by the Board of Directors of each party, amend the Plan at any time before or after approval of the Plan by shareholders of Calvert Large Cap Growth Fund, but after such approval, no amendment shall be made that substantially changes the terms of this Agreement.

(b)        At any time prior to the Effective Time of the Reorganization, any of the parties may by written instrument signed by it: (i) waive any inaccuracies in the representations and warranties made pursuant to this Agreement, and (ii) waive compliance with any of the covenants or conditions made for its benefit pursuant to this Agreement.

(c)        Calvert Large Cap Growth Fund may terminate the Plan at any time prior to the Effective Time of the Reorganization by notice to Calvert Equity Portfolio if: (i) a material condition to its performance under this Agreement or a material covenant of Calvert Equity Portfolio contained in this Agreement is not fulfilled on or before the date specified for the fulfillment thereof, or (ii) a material default or material breach of the Plan is made by Calvert Equity Portfolio.

(d)        Calvert Equity Portfolio may terminate the Plan at any time prior to the Effective Time of the Reorganization by notice to Calvert Large Cap Growth Fund if: (i) a material condition to its performance under this Agreement or a material covenant of Calvert Large Cap Growth Fund contained in this Agreement is not fulfilled on or before the date specified for the fulfillment thereof, or (ii) a material default or material breach of the Plan is made by Calvert Large Cap Growth Fund.

(e)        The Plan may be terminated by either party at any time prior to the Effective Time of the Reorganization upon notice to the other party, whether before or after approval by the shareholders of Calvert Large Cap Growth Fund, without liability on the part of either party hereto or its respective Directors, officers, or shareholders, and shall be terminated without liability as of the close of business on December 31, 2011, if the Effective Time of the Reorganization is not on or prior to such date.

(f)         No representations, warranties, or covenants in or pursuant to the Plan shall survive the Reorganization.

11.       EXPENSES

The expenses incurred in connection with this Reorganization will be paid by the respective Fund.

12.       GENERAL

This Plan supersedes all prior agreements between the parties (written or oral), is intended as a complete and exclusive statement of the terms of the Plan between the parties and may not be changed or terminated orally. The Plan may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by each party and delivered to the parties hereto. The headings contained in the Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of the Plan. Nothing in the Plan, expressed or implied, is intended to confer upon any other person any rights or remedies by reason of the Plan.

IN WITNESS WHEREOF, Calvert Large Cap Growth Fund and Calvert Equity Portfolio have caused the Plan to be executed on their behalf by their respective Chairman, President, or a Vice President, and their seals to be affixed hereto and attested by their respective Secretary or Assistant Secretary, all as of the day and year first above written, and to be delivered as required.

CALVERT IMPACT FUND, INC.

on behalf of Calvert Large Cap Growth Fund

By: /s/ Barbara J. Krumsiek

Name:  Barbara J. Krumsiek

Title:    President

CALVERT SOCIAL INVESTMENT FUND

on behalf of Calvert Equity Portfolio

By: /s/ William M. Tartikoff

Name:  William M. Tartikoff

Title:   Vice President and Secretary

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY CARD TODAY!

 Your Proxy Vote is important!

And now you can Vote your Proxy on the PHONE or the INTERNET.

It saves Money! Telephone and Internet voting saves postage costs.  Savings which can help minimize fund expenses.

It saves Time!  Telephone and Internet voting is instantaneous – 24 hours a day.

It’s Easy!  Just follow these simple steps:

1.  Read your proxy statement and have it at hand.

2.  Call toll-free 1-800-337-3503 or go to website: www.proxy-direct.com

3.  Follow the recorded or on-screen directions.

4.  Do not mail your Proxy Card when you vote by Telephone or Internet.

Please detach at perforation before mailing.

PROXY                                                             CALVERT IMPACT FUND, INC.                                                              PROXY

CALVERT LARGE CAP GROWTH FUND

SPECIAL MEETING OF SHAREHOLDERS to be held August 26, 2011

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

The undersigned, revoking previous proxies, hereby appoint(s) William M. Tartikoff and Barbara J. Krumsiek, and each of them separately, true and lawful attorneys with full power of substitution of each, and hereby authorizes them to represent and to vote all shares that the undersigned is entitled to vote at the Special Meeting of Shareholders of Calvert  Large Cap Growth Fund, a series of Calvert Impact Fund, Inc., to be held in the Tenth Floor Conference Room of Calvert Group, Ltd., Air Rights North Tower, 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814 on Friday, August 26, 2011, at 10:00 a.m. Eastern Time, and at any adjournment thereof (the “Special Meeting”) as indicated on the reverse side. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the Special Meeting. Receipt of the Notice of Special Meeting and the accompanying Prospectus/Proxy Statement is hereby acknowledged.  IF NO CHOICE IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSAL PROVIDED IT IS PROPERLY EXECUTED.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

Note: Please date and sign exactly as the name appears on this Proxy.  When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title.  Corporate and partnership proxies should be signed by an authorized person.  If shares are held jointly, each shareholder must sign.

Signature(s) (Title(s), if applicable)

____________________________________________________,2011
Date                                                                 CAL_22666_052711

PLEASE VOTE VIA THE INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY CARD TODAY!

Important Notice Regarding the Availability of Proxy Materials for the

Calvert Impact Fund, Inc. Shareholder Meeting to Be Held on August 26, 2011.

The Proxy Statement for this meeting is available at:  https://www.proxy-direct.com/cal22666

Please detach at perforation before mailing.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.  The Board of Directors recommends that you vote FOR the following Proposal:

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example:

1.        To consider and act on an Agreement and Plan of Reorganization (the “Plan”), providing for the transfer of all the assets of Calvert Large Cap Growth Fund, a series of Calvert Impact Fund, Inc., to Calvert Equity Portfolio, a series of Calvert Social Investment Fund, in exchange for shares of Calvert Equity Portfolio. The Plan also provides for distribution of these shares of Calvert Equity Portfolio to shareholders of Calvert Large Cap Growth Fund in liquidation and subsequent termination of Calvert Large Cap Growth Fund.

2.        To transact any other business that may properly come before the Special Meeting and any adjournments thereof.

FOR AGAINST ABSTAIN

PLEASE VOTE VIA THE INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

CAL_22666_052711

FORM N-14

PART B

Acquisition of the assets of

CALVERT LARGE CAP GROWTH FUND

a series of Calvert Impact Fund, Inc.

By and in exchange for shares of

CALVERT EQUITY PORTFOLIO

a series of Calvert Social Investment Fund

4500 Montgomery Avenue, Suite 1000N

Bethesda, Maryland 20814

800-368-2745

STATEMENT OF ADDITIONAL INFORMATION

June 22, 2011

This Statement of Additional Information (the “Reorganization SAI”) relates to the proposed transfer of all of the assets of the Calvert Large Cap Growth Fund, a series of Calvert Impact Fund, Inc., a Maryland corporation, to the Calvert Equity Portfolio, a series of Calvert Social Investment Fund, a Massachusetts business trust, in exchange for shares of Class A, B, C, I  and Y shares of Calvert Equity Portfolio (to be distributed to holders of shares of Calvert Large Cap Growth Fund in complete liquidation of Calvert Large Cap Growth Fund) (the "Reorganization").

This Reorganization SAI contains information which may be of interest to shareholders but which is not included in the Prospectus/Proxy Statement dated June 22, 2011 of Calvert Large Cap Growth Fund (the “Prospectus/Proxy Statement”), which relates to the Reorganization. This Reorganization SAI consists of the information pertaining to Calvert Large Cap Growth Fund and Calvert Equity Portfolio set forth in the documents listed below and the following described documents, each of which is incorporated by reference herein:

1.      Class A, B, C, and Y Prospectus relating to Calvert Large Cap Growth Fund and Calvert Equity Portfolio dated January 31, 2011, as revised May 2, 2011;

2.      Class I Prospectus relating to Calvert Large Cap Growth Fund and Calvert Equity Portfolio dated January 31, 2011, as revised May 2, 2011;

3.      Statement of Additional Information (the “Fund SAI”) relating to Calvert Large Cap Growth Fund dated January 31, 2011, as revised May 2, 2011;

4.      Statement of Additional Information (the “Fund SAI”) relating to Calvert Equity Portfolio dated January 31, 2011, as revised May 2, 2011;

5.      Annual Report to Shareholders of Calvert Impact Fund, Inc. relating to Calvert Large Cap Growth Fund for the year ended September 30, 2010;

6.      Annual Report to Shareholders of Calvert Social Investment Fund relating to Calvert Equity Portfolio for the year ended September 30, 2010;

7.      Semi-Annual Report to Shareholders of Calvert Impact Fund, Inc. relating to Calvert Large Cap Growth Fund for the period ended March 31, 2011; and

8.      Semi-Annual Report to Shareholders of Calvert Social Investment Fund relating to Calvert Equity Portfolio for the period ended March 31, 2011.

This Reorganization SAI is not a prospectus and should be read in conjunction with the Prospectus/Proxy Statement. The Prospectus/Proxy Statement was filed with the Securities and Exchange Commission on June 22, 2011 (Calvert Impact Fund, Inc., Registration Statement on Form N-14, File No. 333- 173983) and is available upon request and without charge by writing to Calvert Impact Fund, Inc., 4500 Montgomery Avenue, Suite 1000N, Bethesda, Maryland, 20814 or by calling 800-368-2745.

* * *

Pro Forma Financial Information for

Combination of Calvert Large Cap Growth Fund into Calvert Equity Portfolio

The unaudited pro forma information provided herein should be read in conjunction with the annual report and semi-annual report of Calvert Large Cap Growth Fund and Calvert Equity Portfolio dated September 30, 2010 and March 31, 2011, respectively, both of which are on file with the SEC and are available at no charge.

The unaudited pro forma information set forth below for the period ended March 31, 2011 is intended to present ratios and supplemental data as if the merger of the Calvert Large Cap Growth Fund, or Target Fund, into the Calvert Equity Portfolio, or Acquiring Fund, (collectively, the “Funds”) had been consummated at April 1, 2010. The merger is intended to consolidate the Target Fund with a similar fund advised by Calvert Investment Management, Inc. The Target Fund and the Acquiring Fund are both sub-advised by Atlanta Capital Management, Inc. Prior to May 2, 2011, the Target Fund was sub-advised by Bridgeway Capital Management, Inc.

The Funds have the same fund recordkeeping services agent, investment advisor, administrator, fund accounting agent and custodian. Each of such service providers has entered into an agreement with the Funds which governs the provision of services to the Funds. Such agreements contain the same terms with respect to each Fund except for the investment advisory and investment sub-advisory contracts. The Target Fund’s investment advisory fee is 0.25% of the first $1 billion of average daily net assets and 0.225% of assets in excess of $1 billion. The Target Fund’s former sub-advisor received a sub-advisory fee paid by the Fund of 0.45% of the first $1 billion of average daily net assets and 0.425% of assets in excess of $1 billion. The former sub-advisor may have earned (or had its base fee reduced by) a performance adjustment of plus or minus 0.25%, based on the extent to which performance of the Fund’s Class I shares exceeded or trailed the Standard & Poor’s 500 Index, the Fund’s benchmark. The Acquiring Fund’s investment advisory fee is 0.50% of the first $2 billion of average daily net assets, 0.475% of the next $1 billion of assets, and 0.45% of assets in excess of $3 billion. The Advisor has agreed to voluntarily waive 0.05% of its investment advisory fee on assets between $2 and $3 billion and 0.075% of assets in excess of $3 billion while Atlanta Capital Management, Inc. serves as sub-advisor to the Fund. The Acquiring Fund’s sub-advisory fee is paid by the Advisor, not the Fund.

As of March 31, 2011, the net assets of: (i) the Target Fund were $662,016,387 and (ii) the Acquiring Fund were $1,709,128,809. The net assets of the combined portfolio as of March 31, 2011 would have been $2,371,040,196 on a pro forma basis.

On a pro forma basis for the twelve months ended March 31, 2011, the proposed reorganization would result in a decrease of $1,168,567 in the investment advisory and sub-advisory fees paid by the Fund and a decrease in other operating expenses (including custody fees and audit fees) of $550,388 on a pro forma basis for the twelve months ended March 31, 2011.

The Target Fund’s direct net annual portfolio operating expenses were 1.41%, 2.35%, 2.19%, 0.81%, and 1.16% for Class A, B, C, I, and Y, respectively as of March 31, 2011. The Acquiring Fund’s direct net annual portfolio operating expenses were 1.20%, 2.09%, 1.97%, 0.67%, and 0.88% for Class A, B, C, I, and Y, respectively as of March 31, 2011. The Advisor has contractually agreed to limit direct net annual portfolio operating expenses through January 31, 2012 for the Acquiring Fund’s Class Y shares to 0.96%. The Advisor has further agreed to contractually limit direct net annual operating expenses for Class Y to 3.00% through January 31, 2020.

No significant accounting policies will change as a result of the proposed reorganization, specifically, policies regarding valuation, Subchapter M compliance.

Securities held by the Target Fund may have to be sold in connection with the merger for the purpose of complying with the investment policies or limitations of the Acquiring Fund. It is believed that the tax consequences of such sales would be immaterial.

The merger is expected to be tax free for federal income tax purposes. This means that no gain or loss will be recognized by the Target Fund or their shareholders as a result of the merger. The aggregate tax basis of the Acquiring Fund shares received by the shareholders of the Target Fund will be the same as the aggregate tax basis the shareholders of the Target Fund held in their shares of the Target Fund immediately before the merger.

Accounting Survivor. After careful evaluation of the portfolio management, portfolio composition, investment objectives, policies, and restrictions, expense structures and expense ratios, and asset size, the Calvert Equity Portfolio is deemed to be the “accounting survivor” in connection with the Reorganization.

Cost of Reorganization. The expected reorganization and proxy solicitation costs are $105,000. The Target Fund and Acquiring Fund are responsible for the payment of their own expenses incurred in connection with the merger; however, the Target Fund is expected to bear the majority of the reorganization and proxy solicitation costs.

Capital Loss Carryforwards. Net realized capital loss carryforwards for federal income tax purposes of $89,270,429 and $218,448,578 in the Target Fund at September 30, 2010 may be utilized to offset future capital gains until expiration in September 2017 and September 2018, respectively. The Acquiring Fund’s use of net capital loss carryforwards acquired from the Target Fund may be limited under certain tax provisions.

Net realized capital loss carryforwards for federal income tax purposes of $12,754,798 and $11,411,068 in the Acquiring Fund at September 30, 2010 may be utilized to offset future capital gains until expiration in September 2017 and September 2018, respectively.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may more likely expire unused. Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Calvert Social Investment Fund

Part C. Other Information

Item 15. Indemnification

Registrant's By-Laws, Item 23(b) of this Registration Statement, provides, in summary, that officers and trustees/directors shall be indemnified by Registrant against liabilities and expenses incurred by such persons in connection with actions, suits, or proceedings arising out of their offices or duties of employment, except that no indemnification can be made to such a person if he has been adjudged liable of willful misfeasance, bad faith, gross negligence, or reckless disregard of his duties. In the absence of such an adjudication, the determination of eligibility for indemnification shall be made by independent counsel in a written opinion or by the vote of a majority of a quorum of trustees/directors who are neither "interested persons" of Registrant, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, nor parties to the proceeding.

Registrant may purchase and maintain liability insurance on behalf of any officer, trustee, director, employee or agent against any liabilities arising from such status. In this regard, Registrant will maintain a Trustees/Directors & Officers (Partners) Liability Insurance Policy with Chubb Group of Insurance Companies, 15 Mountain View Road, Warren, New Jersey 07061, providing Registrant with $10 million in trustees/directors and officers liability coverage, plus $5 million in excess trustees/directors and officers liability coverage for the independent trustees/directors only. Registrant also maintains a $13 million Investment Company Blanket Bond issued by ICI Mutual Insurance Company, P.O. Box 730, Burlington, Vermont, 05402. The Registrant maintains joint coverage with the other Calvert Group Funds, and for the liability coverage, with the Advisor and its affiliated companies ("Calvert operating companies.") The premium and the coverage are allocated based on a method approved by the disinterested Registrant trustees/directors.

Item 16. Exhibits:

(1)	Declaration of Trust incorporated by reference to registrant's Post-Effective Amendment No. 30, January 28, 2000, accession number 0000356682-00-000003.
(2)	By-Laws of the Trust incorporated by reference to registrant's Post-Effective Amendment No. 30, January 28, 2000, accession number 0000356682-00-000003.
(3)	Inapplicable.
(4)	Agreement and Plan of Reorganization filed herewith.
(5)	Instruments defining the rights of security holders, incorporated by reference to Exhibits 1 and 2.
(6)

Investment Advisory Agreement incorporated by reference to registrant's Post-Effective Amendment No. 43, January 30, 2006, accession number 0000356682-06-000002.  Investment Advisory Agreement Schedule A incorporated by reference to registrant's Post-Effective Amendment No. 43, January 30, 2006, accession number 0000356682-06-000002.  Investment Advisory Agreement Addendum incorporated by reference to registrant's Post-Effective Amendment No. 43, January 30, 2006, accession number 0000356682-06-000002.  Investment Advisory Agreement Amended Schedule A (CSIF Bond) incorporated by reference to registrant's Post-Effective Amendment No. 45, January 31, 2008, accession number 0000356682-08-000001.  Addendum to Investment Advisory Agreement incorporated by reference to registrant's Post-Effective Amendment No. 45, January 31, 2008, accession number 0000356682-08-000001.  Revised Fee Schedule to Investment Advisory Agreement (Balanced Portfolio), incorporated by reference to registrant's Post-Effective Amendment No. 48, January 30, 2009, accession number 0000356682-09-000002.  Investment Advisory Agreement Amended Schedule A (CSIF Enhanced Equity), incorporated by reference to registrant's Post-Effective Amendment No. 50, January 29, 2010, accession number 0000356682-10-000002.  Addendum to Investment Advisory Agreement (Enhanced Equity), incorporated by reference to registrant's Post-Effective Amendment No. 50, January 29, 2010, accession number 0000356682-10-000002. Investment Advisory Agreement Amended Schedule A (Calvert Equity Portfolio) filed herewith.

(a)	Investment Sub-Advisory Agreement (Atlanta Capital) filed herewith.
(7)

Underwriting (Distribution) Agreement incorporated by reference to registrant's Post-Effective Amendment No. 43, January 30, 2006, accession number 0000356682-06-000002.  Underwriting  (Distribution) Schedules I, II & III incorporated by reference to registrant's Post-Effective Amendment No. 43, January 30, 2006, accession number 0000356682-06-000002. Amended Schedules II and III to Underwriting Agreement, incorporated by reference to registrant's Post-Effective Amendment No. 47, October 31, 2008, accession number 0000356682-08-000037. Amended Schedules I, II & III to Distribution Agreement filed herewith.

(8)	Deferred Compensation Agreement incorporated by reference to registrant’s Post-Effective Amendment No. 30, January 28, 2000, accession number 0000356682-00-000003.
(9)	Custodial Contract incorporated by reference to Registrant’s Post-Effective Amendment No. 32, January 31, 2001, accession number 0000356682-01-000002.
(10)

Plan of Distribution for Class A incorporated by reference to registrant's Post-Effective Amendment No. 43, January 30, 2006, accession number 0000356682-06-000002.  Plan Schedule A for Class A incorporated by reference to registrant's Post-Effective Amendment No. 43, January 30, 2006, accession number 0000356682-06-000002.

Plan of Distribution for Class B & C incorporated by reference to registrant's Post-Effective Amendment No. 43, January 30, 2006, accession number 0000356682-06-000002.  Plan Schedule A for Class B & C incorporated by reference to registrant's Post-Effective Amendment No. 43, January 30, 2006, accession number 0000356682-06-000002.

(11)	Opinion of Counsel, filed herewith.
(12)	Opinion and Consent on Tax Matters, filed herewith.
(13)	Amended Master Transfer Agency and Service Agreement incorporated by reference to registrant's Post-Effective Amendment No. 45, January 31, 2008, accession number 0000356682-08-000001.
(14)	Consent of Independent Auditors, filed herewith.
(15)	Inapplicable.
(16)	Form N-14 Power of Attorney Forms, incorporated by reference to Registrant's Form N-14, May 6, 2011, accession number 0000356682-11-000052.
(17)	Form of Proxy (revised), filed herewith.

Item 17. Undertakings

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Bethesda, and State of Maryland on the 20th day of June, 2011.

CALVERT SOCIAL INVESTMENT FUND

BY:

___________**_________________

Barbara Krumsiek
Senior Vice President and Trustee

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below on the 20th day of June, 2011, by the following persons in the capacities indicated.

Signature	Title

__________**____________ D. WAYNE SILBY	PRESIDENT AND TRUSTEE/DIRECTOR

__________**____________ JOHN G. GUFFEY, JR.	TRUSTEE

__________**____________ BARBARA J. KRUMSIEK	SENIOR VICE PRESIDENT AND TRUSTEE

__________**____________ RONALD M. WOLFSHEIMER	TREASURER (PRINCIPAL ACCOUNTING OFFICER)

__________**____________ REBECCA L. ADAMSON	TRUSTEE

__________**____________ RICHARD L. BAIRD, JR.	TRUSTEE

__________**_____________ JOY V. JONES	TRUSTEE

__________**____________ TERRENCE J. MOLLNER	TRUSTEE

__________**____________ MILES DOUGLAS HARPER, III	TRUSTEE

**By: /s/ Ivy Wafford Duke

Ivy Wafford Duke

Executed by Ivy Wafford Duke, Attorney-in-fact on behalf of those indicated, pursuant to Powers of Attorney Forms, incorporated by reference to Registrant's Form N-14, May 6, 2011, accession number 0000356682-11-000052.